                                                  ------------------------------
                                                        Annual Report
                                                  ------------------------------
                                                        December 31, 1996


                                                        Allmerica
                                                        IRA




                                                  [LOGO OF ALLMERICA FINANCIAL
                                                  APPEARS HERE]

General Information
--------------------------------------------------------------------------------

Officers of First Allmerica
Financial Life Insurance Company

John F. O'Brien, President and CEO
Edward J. Parry, III, Vice President, CFO
 and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager

Allmerica Investment
 Management Company, Inc.
440 Lincoln Street
Worcester, MA 01653

General Distributor

Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

Independent Accountant

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Custodian

Bankers Trust Company
16 Wall Street
New York, NY 10005

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110

Administrator

First Data Investor Services Group
4400 Computer Drive
Westborough, MA 01581

Officers of Allmerica
Investment Trust (AIT)

Richard M. Reilly, President
Thomas P. Cunningham, Treasurer

Board of Trustees of AIT

John F. O'Brien, Chairman
Russell E. Fuller
Gordon Holmes
John P. Kavanaugh
Bruce E. Langton
Attiat F. Ott
Richard M. Reilly
Ranne P. Warner

Investment Sub-Advisers

Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653
 Equity Index Fund
 Investment Grade Income Fund
 Government Bond Fund
 Money Market Fund

Bank of Ireland Asset Management
2 Greenwich Plaza
Greenwich, CT 06830
 Select International Equity Fund

Miller, Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19248
 Growth Fund

Nicholas-Applegate Capital Management
501 West Broadway - Suite 2000
San Diego, CA 92101
 Select Aggressive Growth Fund


--------------------------------------------------------------------------------
                                   CONTENTS
--------------------------------------------------------------------------------

A Letter From the Chairman...................................................2

Performance Disclosure.......................................................3

Domestic & International Equity
Market Overview............................................................4-5
Select Aggressive Growth Fund................................................6
Select International Equity Fund.............................................7
Growth Fund..................................................................8
Equity Index Fund............................................................9

Bond and Money
Market Overview..........................................................10-11
Investment Grade Income Fund................................................12
Government Bond Fund........................................................13
Money Market Fund...........................................................14

Financials.................................................................F-1

For further information, see the accompanying annual reports.

For information on ordering a copy of the separate account annual report, see Client Notices on page F-42.

--------------------------------------------------------------------------------
                           A Letter From the Chairman
--------------------------------------------------------------------------------

[PHOTO OF JOHN F. O'BRIEN APPEARS HERE]

Dear Client:

The U.S. stock market turned in yet another outstanding year. This marked the sixth straight year of positive returns for the Dow Jones Industrial Average - a record. For the year, the Dow rose 28% on top of 1995's 37% increase. The combined return for the two-year period was 75%, the strongest in 40 years!

  In contrast, the bond market was characterized by volatility as investors' expectations changed throughout the year. January's optimism gave way to fears of a strong economy and potential interest rate increases by the Federal Reserve. These increases never occurred and the economy cooled off by itself during the second half of the year. The net effect of these swings was to produce a mediocre year in the bond market with the Lehman Aggregate Bond Index, a benchmark used by many bond investors, up a modest 3.61%. In the end, even conservative money market accounts did better, returning approximately 5.0%.

  International stock markets were generally quite positive. Sweden, Finland, Ireland, Spain, Portugal and Hong Kong all had returns greater than 30% in 1996. But these returns paled in comparison to many emerging markets like Poland's 87% return. However, not everything was rosy overseas. Japan, for example, declined 15.4%, as measured by Morgan Stanley's Country Index.

  Where will the best returns come from in 1997? Obviously, we don't know. What we do know, however, is that helping each individual to plan and strive to meet her or his saving and retirement goals is a business we take quite seriously. That's why we work so hard on what we can control--building a comprehensive investment program, hiring disciplined investment managers and constantly evaluating their performance. At Allmerica, we offer distinct investment choices across a wide variety of asset classes, investment strategies and styles. We also encourage our clients to implement disciplined investment programs which include building diversified portfolios, making ongoing contributions whenever possible and appropriate.

  Our Manager Evaluation Committee continuously seeks to refine our investment program and rigorously monitors our sub-advisers. Based on their work, we made two significant changes during 1996. On July 1, 1996, Putnam Investment Management, Inc. assumed sub-advisory responsibility for the Select Growth Fund as announced in the semi-annual report. With this report, we are pleased to announce that CRM Advisors, LLC, an affiliate of Cramer Rosenthal McGlynn, Inc. assumed sub-advisory responsibility for the Small Cap Value Fund effective January 1, 1997. This is part of a larger change in which we are seeking to broaden the investment mandate of the Small Cap Value Fund to incorporate both small- and mid-cap value stocks. These changes reflect our ongoing commitment to bring you a diversified array of complementary investment choices and outstanding money managers.

  We encourage our clients to develop and implement a disciplined investment program that includes diversification, ongoing contributions in both up and down markets, and utilization of tax deferred savings vehicles whenever possible and appropriate. We also encourage you to periodically review your financial goals and risk tolerance, to insure that your investments are right for you.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman of the Board

--------------------------------------------------------------------------------
Helping each individual to plan and strive to meet her or his saving and retirement goals is a business we take quite seriously.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Performance Disclosure
--------------------------------------------------------------------------------

                                 Allmerica IRA
                  Average Annual Total Returns as of 12/31/96



    Total returns for fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.


--------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 6.
--------------------------------------------------------------------------------


Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Domestic & International Equity Market Overview

1990-1991: Economic recession in the United States. A deep depression affects much of the former Soviet bloc countries.

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in tremendous gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.


  Sustained growth and increasing volatility characterized the domestic equity market for 1996.

  Strong company fundamentals and corporate profits propelled the stock market upward throughout the year. Further support came from an increased demand for equities, driven by corporate share repurchase programs, merger and acquisition activity and huge cash flows into equity mutual funds. As a result, the Dow turned in its sixth consecutive year of positive returns and stocks of companies of all sizes delivered solid returns.

  Little seemed to disrupt this year's stock market for long. Even a 7% plunge during a two-week period in July, which was attributed to corporate earnings disappointments and fears that a stronger economy might lead to higher interest rates, was reversed within months. By early October, the Dow Jones Industrial Average had climbed above the 6000 mark and set a string of new records throughout November, culminating in the year's high of 6547.79.

  Overall, the Dow gained 28% in 1996. While this lagged the remarkable 37% return posted in 1995, it still exceeded most analysts' expectations of a 10% return for stocks in 1996. Trading volume soared. The average number of shares changing hands daily on the New York Stock Exchange alone hit a record 412 million shares, compared with the previous record of 346.1 million in 1995.

  While demand remained steady, individual stocks and industries went in and out of favor as investors struggled to predict which way interest rates would move - and consequently which market segments would benefit from that shift. As of the end of 1996, the chief beneficiaries continued to be large-capitalization and blue-chip stocks. Energy, banks and semiconductors, three of 1995's best performing sectors,

                           [TIME LINE APPEARS HERE]


A cold winter and rising oil prices stimulate energy stocks.

[GRAPHIC APPEARS HERE]

Economic data shows economy growing at a much faster rate than anticipated.

[GRAPHIC APPEARS HERE]

After a disappointing 1995, retail stocks recover, most notably in the footwear industry, along with consumer confidence.

[GRAPHIC APPEARS HERE]

The strongest returns for international equity investors come from Europe and selected parts of Asia.

[GRAPHIC APPEARS HERE]
again turned in shining performances in 1996 as the fundamentals of each of these industries continued to improve. Footwear companies and securities brokers were also winning sectors. Oil drilling, which was the single-best performing sector of the stock market, more than doubled its return over 1995.

  Strong investment returns also fueled new issue offerings. The two largest markets in the United States, the New York Stock Exchange (NYSE) and the National Association of Securities Dealers Automated Quotations (NASDAQ), had a bumper crop of new companies listing with them for the first time. The roaring bull market also enticed scores of foreign companies to U.S. markets.

  On the global front, U.S. investors in international equities experienced the most attractive results from European markets. On average, European stocks rose 20% last year, below the performance of U.S. stocks, but far better than Japanese stocks. Based on Morgan Stanley's country indices, returns ranged as high as 41% in Spain and 27% in the United Kingdom to 18% in Australia. German stocks also delivered solid returns for the year.

  In general, the best-performing sectors internationally included chemicals, metals, oils, telecommunications and some consumer stocks, such as home furnishings and retailers.

  In the Far East, significant increases were found in several key markets.
In China, the stock market was favorably impacted from an easing of monetary policy along with lower inflation. Hong Kong and Taiwan, China's neighbors, both had stellar-performing stock markets in which each soared by over 30%. But in Japan, stock market returns were disappointing, as its economic recovery sputtered and never really regained speed.

  In Australia, equities were affected by low economic growth, yet benefited from a strengthening Australian dollar. As a result, the market produced modest returns in 1996 and is expected to do better during the coming year. Closer to home, the Canadian equity market accelerated, responding to a series of interest rate cuts which were instituted to stimulate the economy and respond to lower rates in the U.S.

  Looking ahead, modest inflation, lower corporate earnings and much smaller gains in stock prices are predicted for 1997. A slower growth in profits, combined with disappointing corporate earnings, have typically deflated not just the stock of the reporting company, but that of companies in the same industry. In the case of a bellwether stock, its disappointing returns can depress the market as a whole. These predictions could combine to increase volatility in the market this year, as investors continue to worry about valuation levels and the economy.

                           [TIME LINE APPEARS HERE]



Stock market plunges 7% in response to investor fears that a strong economy might lead to higher interest rates.

[GRAPHICS APPEAR HERE]

Market rebounds as it becomes apparent president clinton will win the upcoming election, with few changes in the house and senate.

[GRAPHICS APPEAR HERE]

The Dow Jones Industrial Average climbs to a record-breaking 6547.

[GRAPHICS APPEAR HERE]

The Dow gained 28% in 1996, fueled by blue-chip and large-cap performance. The best-performing sectors were energy, banks and technology.

[GRAPHICS APPEAR HERE]

--------------------------------------------------------------------------------
                         Select Aggressive Growth Fund
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management

ABOUT THE FUND:
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.


PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:


[PIE CHART APPEARS HERE]


Durable Goods         22.39%
Technology            12.38%
Finance               10.46%
Energy                 9.64%
Consumer Products      8.94%
Electronics            8.68%
Retail                 6.20%
Chemicals and Drugs    5.53%
Health Services        4.60%
Cash Equivalents       2.95%
Other                  8.23%


The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Capital Appreciation Fund Average is a non-weighted index of 193 capital appreciation mutual funds. The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

  For the one-year period ending December 31, 1996, the Select Aggressive Growth Fund posted a return of 18.55%, only narrowly underperforming its benchmark - the Russell 2500 Index.

  In general, returns for smaller capitalization stocks were mixed in 1996. For the first half of the year, small company stocks with high growth rates were among the equity market's best performers, benefiting from stronger-than-expected economic growth. However, during the second half of the year, small caps stumbled. Earnings disappointments, coupled with a much anticipated market correction in July, increased volatility and renewed inflationary fears. As a result, investors sought a greater degree of safety and liquidity from large-cap stocks. This "flight to liquidity" left both small- and mid-cap stocks behind in the fourth quarter.

  Despite this shift in market sentiment, the Fund produced respectable overall returns for the year. Specifically, sound stock selections within the retail trade, technology and energy sectors significantly enhanced the Fund's performance. Among the Fund's top-performing holdings were:

 .       Ross Stores, Inc.
        which operates a
        discounted-price, brand-name
        apparel chain;
 .       McAffe Associates, Inc., a designer
        of computer software; and
 .       Reading & Bates Corp., a worldwide
        provider of off-shore drilling services.

  Because of the considerable appreciation in the price of many large-cap stocks, the most attractive relative values today appear to be in small- and mid-cap stocks. Management also believes that other factors are converging to create an appealing environment for smaller cap growth investors, including lackluster profit growth for large companies, favorable interest rates, and continued cash flows into mutual funds.

  As the Fund's management looks forward to 1997, its outlook for small-cap technology stocks is particularly bright. Less than 10% of these companies have had major earnings estimate decreases over the past month. In fact, the average estimate change has been positive. Management, therefore, believes that this group has the potential to surprise investors on the upside during the coming year.

                   Growth of a $10,000 Investment since 1992

                           [LINE GRAPH APPEARS HERE]

                                            8/92       12/96
                                          -------     -------
Select Aggressive Growth Fund             $10,000     $21,944
Russell 2000 Index                        $10,000     $20,457
Russell 2500 Index                        $10,000     $20,886
Lipper Capital Appreciation Fund Average  $10,000     $19,119

                          Average Annual Total Returns

Years ended December 31, 1996              1 year     5 year    Life of Fund
----------------------------------------------------------------------------
Select Aggressive Growth Fund              18.55%      N/A         19.77%
Russell 2000 Index                         16.49%     15.65%       18.07%
Russell 2500 Index                         19.03%     16.00%       18.53%
Lipper Capital Appreciation Fund Average   16.31%     13.02%       15.90%


--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------

For 1996, the Select International Equity Fund delivered an impressive return of 21.94%, significantly outperforming the Morgan Stanley EAFE Index return of 6.36%.

  The Fund's outstanding performance can be attributed to the success of several key portfolio themes as well as to individual stock selections within those themes. For the year, the "positive banking environment" proved to be the best-performing theme, as strong corporate cashflows increased dividend yields and funded further acquisitions. In particular, Spain's Banco De Santander, which announced its acquisition of a Latin American bank, added significant value.

  Other contributors to the Fund's strong performance were within the "telecommunications" theme. The shining star here was STET, as it announced plans to merge into Telecom Italia and to sell SEAT, the Italian yellow pages.

  The "restructuring opportunities" theme also uncovered impressive opportunities. One such find was Royal Dutch Petroleum, which announced a joint venture with Texaco covering their respective U.S. refining operations. Given the increased market share and cost-savings this venture promises, these holdings should continue to deliver solid returns. The "leisure activities" theme contributed to the Fund's overall performance.
For example, Ladbrooke Group continued to deliver strong returns, following its acquisition of Hilton's international operations.

  From a geographic perspective, equities based in Australia produced only modest returns as they suffered from low growth in the economy but benefitted from a strengthening Australian dollar. Even more disappointing were the Fund's holdings in Indonesia and Thailand, both victims of some political difficulties.

  In looking ahead, the Fund's management will continue a fully invested posture, concentrating its holdings in the United Kingdom, the core continental European markets and the Pacific Basin, except Japan.

                             [GRAPH APPEARS HERE]

                   GROWTH OF A $10,000 INVESTMENT SINCE 1994

                                          5/94       12/96
                                        -------     -------
Select International Equity Fund        $10,000     $14,078
Morgan Stanley EAFE Index               $10,000     $11,782
Lipper International Fund Average       $10,000     $12,108

                          AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1996           1 year          5 year        Life of Fund
-----------------------------------------------------------------------------------
Select International Equity Fund        21.94%           N/A             13.68%
Morgan Stanley EAFE Index                6.36%          8.49%             6.34%
Lipper International Fund Average       11.75%         10.09%             6.75%

INVESTMNET SUB-ADVISER:
Bank of Ireland Asset Management

ABOUT THE FUND:
Seeks maximum long-term total return by investing in established non-US companies based on fundamental value and strong opportunities for growth.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the geographic distribution of net assets was:

[PIE CHART APPEARS HERE]

United Kingdom 30.90%
Switzerland 8.55%
Australia 7.23%
Netherlands 10.51%
Singapore 7.25%
Malaysia 4.58%
Germany 5.58%
Indonesia 4.37%
Cash Equivalents 4.45%
Other 16.58%


The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 336 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Miller, Anderson & Sherrerd, LLP

ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Durable Goods 20.17%
Finance 15.99%
Chemicals and Drugs 9.61%
Consumer Staples 6.40%
Energy 6.82%
Technology 7.29%
Consumer Products 10.09%
Utilities 3.75%
Cash Equivalents 2.67.%
Other 17.21%

The Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 677 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

  After matching its benchmark at mid-year, the Growth Fund finished 1996 with a 20.19% total return, falling slightly short of the S&P 500's 22.96% return.

  The Fund's underperformance relative to its benchmark can be attributed to two factors. First, the portfolio remained underweighted in the technology sector - one of 1996's strongest performing economic sectors. Secondly, even the Fund's specific selections within this sector restrained returns. Not owning such stellar performers as IBM and Compaq for the entire year, both of which outperformed the market, detracted from overall performance.

  This shortfall, however, was largely confined to the third quarter. Beginning in the fourth quarter, the Fund's management reorganized its core equity management process. Following this reorganization, the Fund exceeded the S&P 500's strong fourth quarter results, largely due to holdings in tobacco, transportation and aerospace stocks. Recent changes in individual stock holdings are also noteworthy. In the tobacco area, the Fund's management took advantage of recent share price drops to add to its positions in RJR Nabisco and Philip Morris. While litigation is a continuing risk for these companies, management believes these regulatory concerns are already reflected in current stock prices.

  The Fund's management also added new positions in Wells Fargo and Mellon
Bank - two bank holding companies it believes are well positioned to thrive in the evolving financial services industry. A new position in the machinery industry, Ingersoll-Rand, has also been added. To fund these acquisitions, the management eliminated positions which had appreciated significantly and were no longer as attractive as other candidates, e.g. specifically Johnson & Johnson and Warner Lambert.

  In looking ahead, the Fund's management believes that the forces which have propelled recent record stock market performances, namely massive cash flows into mutual funds and the large amount of merger and acquisition activity, will not last forever. Given the management's contrarian approach to investing, it is turning toward more economically sensitive holdings, such as financial services, technology and consumer service stocks - especially those trading at low valuations compared to the market.

                           [LINE GRAPH APPEARS HERE]

                   Growth of a $10,000 Investment Since 1986

                                    12/86     12/96
                                   -------   -------
Growth Fund                        $10,000   $39,714
S&P 500(R) index                   $10,000   $41,492
Lipper Growth Fund Average         $10,000   $37,592
                          Average Annual Total Returns

Years ended December 31, 1996      1 year    5 year    10 year
---------------------------------------------------------------
Growth Fund                        20.19%    12.80%    14.79%
S&P 500(R) Index                   22.96%    15.22%    15.29%
Lipper Growth Fund Average         19.22%    13.03%    13.47%

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------

For the year ended December 31, 1996, the Equity Index Fund delivered a 22.30% total return. As is its objective, the Fund closely tracked the S&P 500(R) Index return of 22.96%.

  Strong company fundamentals and corporate profits propelled the stock market upward throughout the year. In fact, stocks of companies of all sizes delivered solid returns, although blue chip stocks outpaced small-capitalization stocks by more than 10%.

  Several reasons account for this tremendous growth. The demand for equities continued, driven by corporate share repurchase programs and huge cash flows into equity mutual funds. The buoyant stock market encouraged another swell of Initial Public Offerings and propelled the U.S. merger and acquisition activity to another record level.

  Little seemed to rattle this year's stock market. Even a 7% plunge during July, attributed to corporate earnings disappointments and fears of higher interest rates, was reversed within months. By October, the Dow Jones Industrial Average had reached the 6000 mark, setting off a string of new records. In November, it reached 6547, its high for the year.

  While the equity market's 1996 returns lagged those of 1995, it still performed well beyond most analysts' initial forecasts. Overall, demand remained steady, even though individual stocks and industries went in and out of favor as investors struggled to predict which way interest rates would move-and consequently which market segments would benefit from that shift.

  Both the S&P 500 and the Dow were led by significant gains in Woolworth, IBM and Coca-Cola. Intel provided the largest return in the S&P 500 with a 130% return for the year. Also participating in these gains were the footwear, oil drilling and securities brokers sectors.

  For 1997, double digit returns for equities are still possible but few investors expect returns similar to those of the last two years. It's also likely that increased volatility will permeate the market this year as investors continue to worry about valuation levels and the health of the economy.


                   GROWTH OF A $10,000 INVESTMENT SINCE 1990

                           [LINE GRAPH APPEARS HERE]

                                        9/90       12/96
                                      -------     -------
Equity Index Fund                     $10,000     $27,809
S&P 500(R) Index                      $10,000     $28,866
Lipper S&P 500(R) Index Fund Average  $10,000     $28,033

                          Average Annual Total Returns

Years ended December 31, 1996            1 year        5 year      Life of Fund
-------------------------------------------------------------------------------
Equity Index Fund                        22.30%        14.61%         17.76%
S&P 500(R) Index                         22.96%        15.22%         18.46%
Lipper S&P 500(R) Index Fund Average     22.44%        14.77%         18.00%



INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Aims to replicate the returns of the S&P 500(R) Index.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Durable Goods 16.77%
Finance 14.93%
Chemicals and Drugs 12.47%
Consumer Products 10.77%
Energy 9.40%
Technology 8.01%
Utilities 7.90%
Consumer Staples 6.68%
Cash Equivalents & U.S. Treasury Bills 1.69%
Other 11.38%


The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index Fund Average is a non-weighted index of 60 funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Bond & Money Market Overview

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

  After experiencing the euphoria of double-digit returns in 1995, investors entered 1996 with expectations of strong performance. Poised for positive results, investors expected a series of short-term interest rate reductions. Recessionary fears dominated the outlook for the economy and forced the Federal Reserve to lower interest rates by one-fourth of a percentage point early in the first quarter.

   While most market experts predicted further interest rate reductions, those cuts never materialized. In fact, economic data showed the economy was growing at a much faster rate than expected, as evidenced by the February Employment Report which showed a 705,000 increase in jobs.

  From that point on, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth.

  By the end of June, several signs of moderating growth seemed to calm investor concerns that the economy was overheated. Prices of most commodities as well as consumer goods remained subdued. The consumer, hampered by existing high debt burdens, showed little inclination to go on a spending spree. And the manufacturing sector, outside of autos, exhibited only modest signs of improvement.

  In the fall, the market settled down as it became apparent President Clinton would be re-elected and the Republicans would control the House and Senate.

Consequently, the bond market performed well, especially in October and November, as yields on the 30-year Treasury bond fell to about 6.3%. Unfortunately, year-end investor anxiety ultimately limited market gains.

                           [TIME LINE APPEARS HERE]

Investors worry all year about which way interest rates will move, leaving the bond market vulnerable to sudden shifts.

[GRAPHIC APPEARS HERE]

Anticipating a recession, Federal Reserve lowers target rate for Federal Funds by 0.25%.

[GRAPHIC APPEARS HERE]

Economic data shows economy growing at a much faster rate than expected, bad news for bond investors.

[GRAPHIC APPEARS HERE]

High yield bonds prove to be highest performing sector of fixed income market.

  Overall, results were varied for different fixed income sectors. The effect of the market's volatility was reflected in 30-year U.S. Treasury yields, as their yield fluctuated from a low of 5.95% in January to a July high of 7.2%.
The Lehman Brothers Aggregate Bond Index, an industry benchmark, produced a total return of 3.61% as of December 31, 1996, which was down from 1995's spectacular 18.47% results.

  Investing in corporate bonds in 1996, on the other hand, proved to be a particularly sound strategy, as this segment of the bond market was one of the year's best performers. Strong credit fundamentals, ongoing demand and a moderate level of supply all contributed to its success. Among the top-returning corporate sectors were energy, driven by stabilizing oil prices and airlines, benefiting from the first industry profits since 1979.

  Another truly bright spot in the fixed income securities market was high-yield bonds, which returned approximately 13.5% for the year. Their relatively strong performance can be attributed to two key factors. First, high-yield bonds are less sensitive to changes in interest rates than other types of bonds. Secondly, the strong U.S. economy allayed investors' concerns about credit risk over the near-term. So even though the supply of new high-yield issues increased during the second quarter of 1996, heavy demand sustained prices, because investors sought higher yields.

  In addition, mortgage-backed securities performed admirably for the year. This sector of the fixed income market outperformed comparable Treasuries by nearly one percentage point.

  In the money markets, yields on bank certificates of deposits ended the year just slightly higher than where they began the year. A one-year certificate of deposit, for example, yielded approximately 4.95%- almost 1995's year-end yield. As a result, the total return for Money Market funds closely approximated their end of the year yield. The average seven-day compound yield on a taxable money fund hovered around 4.85% for most of the year, while the yield on tax-free funds fell to 2.98%.

  For 1997, fixed income market analysts predict a sluggish global economy, little inflation and robust employment and consumer confidence levels. These factors seem to indicate that bond yields should remain fairly steady and total returns for bond investors are likely to approximate their current yield.


                           [TIME LINE APPEARS HERE]

Market volatility affects U.S. Treasury bonds, as they fluctuate from 5.95% to a July high of 7.2%.

[GRAPHIC APPEARS HERE]


Corporate bonds outpace Treasury bonds, driven by improving outlook and strong demand.

[GRAPHIC APPEARS HERE]

Mortgage-backed securities outperform comparable Treasuries by nearly a percentage point.

[GRAPHIC APPEARS HERE]


Markets rebound as it becomes apparent President Clinton will win upcoming election with few changes in the House and Senate.

[GRAPHIC APPEARS HERE]


Fears persist that Federal Reserve may again raise rates to tighten money supply.

--------------------------------------------------------------------------------
                          Investment Grade Income Fund
--------------------------------------------------------------------------------
INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
The Fund's objective is to generate a high level of total return, as is consistent with prudent investment management.

PORTFOLIO COMPOSITION: As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

U.S. Government & Agency Obligations 44.59%
Corporate Notes & Bonds 34.93%
Asset-Backed Securities 16.40%
Cash Equivalents & Other 4.08%

The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. The Lipper Intermediate Investment Grade Fund Average is a non-weighted Index of 139 funds investing in intermediate-term corporate and government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

  Reflecting the general mood of the 1996 bond market, the Investment Grade Income Fund turned in a 3.56% total return, essentially matching its benchmark, the Lehman Brothers Aggregate Bond Index.

  The Fund's total return was negatively impacted by its sensitivity to interest rate risk, as was the entire bond market. However, the Fund's management was able to stymie further losses by continuing to emphasize certain niches of the fixed income market. Specifically, management favored corporate, mortgage-backed and asset-backed securities, increasing total exposure in these sectors from 64% to 80% throughout the year.

  The decision to overweight the Fund in corporate issues proved to be a particularly sound strategy, as this segment of the bond market was one of 1996's few stellar performers. Among the top-returning corporate sectors were Energy, driven by stabilizing oil prices, and Airlines, benefiting from the first industry profits since 1979. The Fund was heavily invested in both of these sectors.

  The Fund moved from an underweighted to an overweighted position in mortgage-backed securities in the first half of the year. This sector of the market outperformed comparable Treasury securities by nearly one percentage point and careful selection of seasoned discount passthrough securities allowed the Fund to capture some of these incremental returns. The Fund also added to its holdings in asset-backed issues, which served as higher yielding, triple A-rated alternatives to shorter maturity corporate bonds.

  In the fourth quarter, the Fund added a new type of corporate fixed income security to its holdings - the bank trust preferred. These securities combine the tax treatment of debt securities with the accounting treatment of equities. While believing most of these new issues to be fully valued, the management did purchase one bank trust preferred from Zions Bancorp.

  As the Investment Grade Income Fund moves into 1997, the Fund's managers will continue to seek opportunities for high total return while minimizing risk.

                           [LINE GRAPH APPEARS HERE]

                  Growth of a $10,000 Investment Since 1986

                                                     12/86       12/96
                                                    -------     -------
Investment Grade Income Fund                        $10,000     $22,227
Lehman Brothers Aggregate Bond Index                $10,000     $22,547
Lipper Intermediate Investment Grade Fund Average   $10,000     $20,680

                          Average Annual Total Returns

Years ended December 31, 1996       1 year        5 year         10 year
-------------------------------------------------------------------------
Investment Grade Income Fund        3.56%         7.29%           8.31%

Lehman Brothers
Aggregate Bond Index                3.61%         7.03%           8.47%

Lipper Intermediate Investment
Grade Fund Average                  3.12%         6.51%           7.67%

--------------------------------------------------------------------------------
                             Government Bond Fund
--------------------------------------------------------------------------------

  Although 1996 was a challenging year for the bond market, the Government Bond Fund's 3.51% total return essentially matched its peer group, the Lipper Short-Intermediate U.S. Government Fund average, which returned 3.52%. The Fund's gross return of 4.17% beat the Lehman Brothers Intermediate Government Bond Index return of 4.06%.

  In a year when interest rates continually rose and fell, the Fund was much less volatile than the market itself - thanks to its focus on the three- to six-month horizon rather than day-to-day market moves.

  Also accounting for the Fund's relatively strong performance was its successful allocation to three key segments: mortgage-backed securities, asset-backed securities and agency obligations. In each of these segments, careful selection of individual bonds helped offset losses caused by strong volatility in interest rates.

  In the area of mortgage-backed securities, the portfolio consisted of high coupon, seasoned securities which were less sensitive to prepayment activity than the overall market. In addition, the Fund owned 15-year mortgage-backed securities, which were also less prepayment sensitive due to their faster amortization. Management increased the Fund's exposure to these issues throughout the year. In fact, by year end, mortgage-backed securities had climbed from 16% to 26% of the Fund's total holdings.

  While the Fund's allocation in asset-backed securities remained unchanged, an auto loan issue was replaced with a manufactured housing issue. And in the area of government obligations, management sold off its Small Business Association issues during the year, as performance had largely met expectations and their valuations likely had little or no room for improvement.

  The Fund's management will continue to seek opportunities in the same targeted areas of the fixed income market, as the relatively stable interest rate outlook should bode well for these particular debt securities in 1997.

                           [LINE GRAPH APPEARS HERE]

                   Growth of a $10,000 Investment Since 1991

                                                          8/91     12/96
                                                        -------   -------
Government Bond Fund                                    $10,000   $14,259
Lehman Brothers Intermediate Government Bond Index      $10,000   $14,497
Lipper Short-Intermediate U.S. Government fund Average  $10,000   $13,334

                          Average Annual Total Returns

Years ended December 31, 1996           1 year         5 year       Life of Fund
--------------------------------------------------------------------------------
Government Bond Fund                    3.51%          5.86%           6.91%

Lehman Brothers Intermediate
Government Bond Index                   4.06%          6.23%           7.11%

Lipper Short-Intermediate
U.S. Government Fund Average            3.52%          5.42%           6.27%


INVESTMENT SUB-ADVISER:

Allmerica Asset Management, Inc.

ABOUT THE FUND:

The Fund's objective is to generate high income for investors while seeking to preserve capital and maintain liquidity.

PORTFOLIO COMPOSITION:

As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

U.S. Government & Agency Obligations 89.76%
Asset-Backed Securities 8.08%
Cash Equivalents and Other 2.16%


The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of average yield U.S. Intermediate fixed-income bonds. The Lipper Short-Intermediate U.S. Government Fund Average is a non-weighted index of 97 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:

Allmerica Asset Management, Inc.

ABOUT THE FUND:

Strives to maximize current income for investors with preservation of capital and liquidity.

PORTFOLIO COMPOSITION:

As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Commercial Paper 62.50%
U.S. Government and Agency Obligations 16.33%
Corporate Notes and Bonds 13.41%
Other Short-Term Investments 5.52%
Other 2.24%


The Money Market Fund is a portfolio of the Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is an unmanaged index of 290 funds within the Money Market category.

  While short-term interest rates and yields were both lackluster for the year, the Money Market Fund delivered an impressive 5.36% return in 1996, outperforming its benchmark, the IBC/Donoghue First Tier Money Market Index.

  Throughout the year, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth. The effect of all this activity on the 30-year U.S. Treasury bond was evident, as its yield fluctuated from a low of 5.95% on January 1 to its July high of 7.19%.

  Despite these fluctuations, short-term interest rates remained relatively stable and the Money Market Fund was able to deliver a surprisingly strong performance relative to its benchmark. Not only was it able to preserve capital and maintain liquidity, it generated attractive current income - largely because it maintained a modestly longer average weighted maturity than the benchmark. As a result, the Fund was rated one of the top-performing First Tier Taxable Funds in IBC/Donoghue's Money Fund Report.

  Against the backdrop of continually fluctuating economic growth, the Fund's management focused on securities which tend to appreciate quickly during a rising interest rate environment. Over the year, its holdings remained concentrated in top-tier commercial paper and government agency discount notes.

  Going forward, the Fund's management expects that inflation will remain in check, under the watchful eye of the Federal Reserve and deterred by the ongoing sluggishness of worldwide economies. Therefore, management plans to maintain a longer average weighted maturity than its index, believing that this strategy will help maximize income while minimizing risk.


                           [LINE GRAPH APPEARS HERE]

                   Growth of a $10,000 Investment Since 1986

                                              12/86       12/96
                                             -------     -------
Money Market Fund                            $10,000     $18,475
IBC/Donoghue First Tier Money Market Index   $10,000     $17,147
Lipper Money Market Fund Average             $10,000     $17,113


                          Average Annual Total Returns

Years ended December 31, 1996           1 year         5 year         10 year
--------------------------------------------------------------------------------
Money Market Fund                        5.36%          4.38%         5.87%

IBC/Donoghue First
Tier Money Market Index                  4.88%          3.99%         5.54%

Lipper Money Market Fund Average         4.80%          3.96%         5.52%

                                                     -------------------

                                                           Financials

                                                     -------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------
                          Select Aggressive Growth Fund
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1996

--------------------------------------------------------------------------------
                                                                     Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.16%

          Durable Goods - 22.39%
 97,100   Apogee Enterprises, Inc.                                  $ 3,859,725
 23,200   Aspect Telecommunications Corp.*                            1,473,200
104,300   Black Box Corp.*                                            4,302,375
122,400   BMC Software, Inc.*                                         5,064,300
121,800   Chrysler Corp.                                              4,019,400
 99,100   CIBER, Inc.*                                                2,973,000
208,900   CompUSA, Inc.*                                              4,308,563
 93,300   Compuware Corp.*                                            4,676,663
103,100   Comverse Technology, Inc.*                                  3,898,469
 94,600   Dell Computer Corp.*                                        5,025,625
147,200   DSP Communications, Inc.*                                   2,852,000
 88,200   Dynatech Corp.*                                             3,902,850
128,500   ENCAD, Inc.*                                                5,300,625
111,700   Fleetwood Enterprises, Inc.                                 3,071,750
 92,800   Jabil Circuit, Inc.*                                        3,712,000
182,700   JLG Industries, Inc.                                        2,923,200
 83,800   PeopleSoft, Inc.*                                           4,017,163
193,400   Rowan Cos., Inc.*                                           4,375,675
 11,000   SPX Corp.                                                     426,250
 93,300   Storage Technology Corp.*                                   4,443,413
 98,600   Tellabs, Inc.*                                              3,709,825
191,500   Varco International, Inc.*                                  4,428,438
 99,400   Wind River Systems, Inc.*                                   4,709,075
103,700   Zoltek Cos., Inc.*                                          3,772,088
                                                                    -----------
                                                                     91,245,672
                                                                    -----------

          Technology - 12.38%
 61,400   Aspen Technologies, Inc.*                                   4,927,350
 76,400   Cisco Systems, Inc.*                                        4,860,950
 54,600   Compaq Computer Corp.*                                      4,054,050
 94,950   Computer Associates International, Inc.                     4,723,763
 66,500   Gartner Group, Inc., Class A*                               2,589,344
 81,600   Gateway 2000, Inc.*                                         4,370,700
 31,700   Henry (Jack) & Associates, Inc.                             1,133,275
 85,312   McAfee Associates, Inc.*                                    3,753,728
 71,700   Neurogen Corp.*                                             1,380,225
 83,800   Ortel Corp.*                                                2,011,200
126,200   PairGain Technologies, Inc.*                                3,841,213
 81,100   Parametric Technology Corp.*                                4,166,513
104,600   Sun Microsystems, Inc.*                                     2,686,913
119,600   Veritas Software Corp.*                                     5,950,100
                                                                    -----------
                                                                     50,449,324
                                                                    -----------

          Finance - 10.46%
106,500   Aames Financial Corp.                                       3,820,688
 87,305   Bear Stearns Cos., Inc.                                     2,433,627
143,400   Countrywide Credit Industries, Inc.                         4,104,825
 92,800   Green Tree Financial Corp.                                  3,584,400
 99,900   Greenpoint Financial Corp.                                  4,720,275
 42,700   HCC Insurance Holdings, Inc.                                1,024,800
154,600   Imperial Credit Industries, Inc.*                           3,246,600
102,700   MBNA Corp.                                                  4,262,050
 39,300   Money Store, Inc.                                           1,085,663
 22,000   Morgan Stanley Group, Inc.                                  1,256,750
 80,700   Providian Corp.                                             4,145,963
 72,400   Standard Federal Bancorp.                                   4,117,750
  7,800   TCF Financial Corp.                                           339,300
 99,066   Travelers Group, Inc.                                       4,495,120
                                                                    -----------
                                                                     42,637,811
                                                                    -----------

          Energy - 9.64%
 96,450   Chesapeake Energy Corp.*                                    5,365,031
156,800   Global Industries, Ltd.*                                    2,920,400
238,200   Global Marine, Inc.*                                        4,912,875
244,700   Marine Drilling Cos., Inc.*                                 4,817,531
224,100   Noble Drilling Corp.*                                       4,453,988
 74,000   Nuevo Energy Co.*                                           3,848,000
 87,800   Parker & Parsley Petroleum Co.                              3,226,650
196,000   Reading & Bates Corp.*                                      5,194,000
 88,000   United Meridian Corp.*                                      4,554,000
                                                                    -----------
                                                                     39,292,475
                                                                    -----------

          Consumer Products - 8.94%
105,500   Ascend Communications, Inc.*                                6,554,188
 97,800   Blyth Industries, Inc.*                                     4,462,125
131,900   Harland (John H.) Co.                                       4,352,700
118,900   Jones Apparel Group, Inc.*                                  4,443,888
 94,600   Liz Claiborne, Inc.                                         3,653,925
 74,600   Meredith Corp.                                              3,935,150
 87,500   Safeskin Corp.*                                             4,265,625
100,200   TJX Cos., Inc.                                              4,746,975
                                                                    -----------
                                                                     36,414,576
                                                                    -----------

          Electronics - 8.68%
184,900   Ancor Communications, Inc.*                                 2,588,600
 69,400   Cascade Communications Corp.*                               3,825,675
197,500   Digital Microwave Corp.*                                    5,505,313
 10,500   Dionex Corp.*                                                 367,500
 52,200   Electronics for Imaging, Inc.*                              4,293,450
160,000   GenRad, Inc.*                                               3,720,000
 35,900   Intel Corp.                                                 4,700,656
167,900   PMT Services, Inc.*                                         2,938,250
130,400   Western Digital Corp.*                                      7,416,500
                                                                    -----------
                                                                     35,355,944
                                                                    -----------

          Retail - 6.20%
 28,800   Bed Bath & Beyond, Inc.*                                      698,400
247,500   Claire's Stores, Inc.                                       3,217,500
 69,900   Gap, Inc.                                                   2,105,738
102,300   Proffitts, Inc.*                                            3,772,313
131,000   Ross Stores, Inc.                                           6,550,000
 89,500   Vons Cos., Inc.*                                            5,358,813
162,500   Woolworth Corp.*                                            3,554,688
                                                                    -----------
                                                                     25,257,452
                                                                    -----------

          Chemicals and Drugs - 5.53%
 93,200   Dura Pharmaceuticals, Inc.*                                 4,450,300
117,450   Jones Medical Industries, Inc.                              4,301,606
152,400   Medeva Plc, ADR                                             2,571,750
 92,600   Medicis Pharmaceutical Corp., Class A*                      4,074,400
165,000   Premark International, Inc.                                 3,671,250

                          See Notes to Financial Statements.
------------------------------------------------------------

--------------------------------------------------------------------------------
                        Select Aggressive Growth Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
          Chemicals and Drugs (continued)
 52,200   Quintiles Transnational Corp.*                           $  3,458,250
                                                                   ------------
                                                                     22,527,556
                                                                   ------------

          Health Services - 4.60%
 83,800   Guidant Corp.                                               4,776,600
 74,400   HBO & Co.                                                   4,417,500
 33,500   Health Management Associates, Inc.,Class A*                   753,750
 78,000   Medic Computer Systems, Inc.*                               3,144,375
 96,600   Oxford Health Plans, Inc.*                                  5,657,138
                                                                   ------------
                                                                     18,749,363
                                                                   ------------

          Recreational Equipment - 1.46%
 57,300   Anchor Gaming*                                              2,306,325
 63,000   Fila Holding Spa, ADR                                       3,661,875
                                                                   ------------
                                                                      5,968,200
                                                                   ------------
          Building and Construction - 1.44%
 47,400   Loews Corp.                                                 4,467,450
 59,100   Shaw Group, Inc.*                                           1,381,463
                                                                   ------------
                                                                      5,848,913
                                                                   ------------

          Consumer Staples - 1.15%
 72,300   Interstate Bakeries Corp.                                   3,551,725
 10,000   Philip Morris Cos., Inc.                                    1,126,250
                                                                   ------------
                                                                      4,677,975
                                                                   ------------
          Metals and Mining - 1.05%
 24,200   Mueller Industries, Inc.*                                     931,700
103,300   Oregon Metallurgical Corp.*                                 3,331,425
                                                                   ------------
                                                                      4,263,125
                                                                   ------------

          Pollution Control - 0.99%
127,400   U.S. Filter Corp.*                                          4,044,950
                                                                   ------------

          Business Services - 0.96%
 65,500   HFS, Inc.*                                                  3,913,625
                                                                   ------------

          Paper and Forest - 0.95%
139,500   Fort Howard Corp.*                                          3,862,406
                                                                   ------------

          Hotels-Leisure - 0.90%
140,300   Hilton Hotels Corp.                                         3,665,338
                                                                   ------------

          Broadcasting - 0.29%
 36,300   Emmis Broadcasting Corp., Class A*                          1,188,825
                                                                   ------------

          Consumer Service - 0.15%
 17,400   Robert Half International, Inc.*                              598,125
                                                                   ------------

          Total Common Stocks                                       399,961,655
                                                                   ------------
          (Cost $321,795,369)

Par Value
---------
COMMERCIAL PAPER (A) - 2.92%

$11,910,000  Merrill Lynch & Co., Inc.
             6.50% 01/02/97                                          11,907,850
                                                                   ------------
             Total Commercial Paper                                  11,907,850
                                                                   ------------
             (Cost $11,907,850)
   Shares
   ------
INVESTMENT COMPANIES - 0.03%

  3,707   ILA Prime Obligation Money Market Fund                          3,707
 90,491   ILA Prime Obligation Portfolio Fund, Class B                   90,491
                                                                   ------------
           Total Investment Companies                                    94,198
                                                                   ------------
           (Cost $94,198)

           Total Investments - 101.11%                              411,963,703
                                                                   ------------
           (Cost $333,797,417)
        Net Other Assets and Liabilities - (1.11)%                   (4,521,670)
                                                                   ------------
        Net Assets - 100.00%                                       $407,442,033
                                                                   ============

-----------------
*       Non income producing security.
(A)     Effective yield at time of purchase.
ADR     American Depositary Receipt

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $333,797,417, net unrealized appreciation (depreciation) aggregated $78,166,286, of which $88,115,042 related to appreciated investment securities and $(9,948,756) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1996 were $27,969,046. (Unaudited)

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $462,960,615 and $366,911,676 from non-governmental issuers, respectively.

                    See Notes to Financial Statements.
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 93.05%

          Australia - 7.23%
270,340   Broken Hill Proprietary Co., Ltd.                         $ 3,847,762
656,720   National Australia Bank, Ltd.                               7,719,723
711,270   News Corp Ltd.                                              3,751,132
402,900   WMC Ltd.                                                    2,537,641
                                                                    -----------
                                                                     17,856,258
                                                                    -----------

          Finland - 0.71%
 83,300   UPM-Kymmene*                                                1,744,073
                                                                    -----------

          France - 1.35%
 31,000   Michelin, Class B                                           1,670,233
 18,330   Elf Aquitaine                                               1,665,262
                                                                    -----------
                                                                      3,335,495
                                                                    -----------

          Germany - 5.58%
 95,970   Hoechst AG                                                  4,440,089
 10,395   Mannesmann AG                                               4,466,633
 44,060   Siemens AG                                                  2,041,884
 49,100   Veba AG                                                     2,819,625
                                                                    -----------
                                                                     13,768,231
                                                                    -----------

          Hong Kong - 1.15%
132,600   HSBC Holdings                                               2,837,144
                                                                    -----------

          Indonesia - 4.37%
 735,000  Gudang Garam                                                3,173,333
 800,000  PT Hanjaya Mandala Sampoerna                                4,266,666
 263,000  Hero Supermarkets                                             194,815
 767,000  Mayora Indah                                                  357,122
 716,000  PT Indocement Tunggal Prakarsa                              1,091,047
 986,000  Telekomunikasi Indonesia                                    1,700,719
                                                                    -----------
                                                                     10,783,702
                                                                    -----------

          Ireland - 1.54%
162,000   Allied Irish Banks                                          1,074,814
923,350   Smurfit (Jefferson) Group                                   2,719,243
                                                                    -----------
                                                                      3,794,057
                                                                    -----------

          Italy - 1.12%
608,010   STET Societa Finanziaria Telefonica                         2,759,138
                                                                    -----------

          Japan - 2.09%
234,000   Canon, Inc.                                                 5,161,023
                                                                    -----------

          Malaysia - 4.58%
483,000   Development &
          Commercial Bank Holdings, Berhad                            1,654,302
349,000   Hume Industries, Berhad                                     2,197,223
955,200   Sime-Darby, Berhad                                          3,763,301
409,000   United Engineers, Berhad                                    3,692,409
                                                                    -----------
                                                                     11,307,235
                                                                    -----------

          Mexico - 0.59%
 691,700  Grupo Financiero Banamex, Series B                          1,460,368
                                                                    -----------

          Netherlands - 10.51%
 80,588   ABN-Amro Holdings                                           5,236,687
 16,010   Dutch State Mines                                           1,577,179
320,250   Elsevier, NV                                                5,406,198
126,693   ING Groep, NV                                               4,555,782
 25,931   Nutricia Ver Bedrijven                                      3,935,215
 13,270   Royal Dutch Petroleum                                       2,323,754
 76,655   Royal PTT Nederland, ADR                                    2,920,423
                                                                    -----------
                                                                     25,955,238
                                                                    -----------

          Philippines - 0.82%
460,300   San Miguel, Class B                                         2,030,221
                                                                    -----------

          Singapore - 7.25%
500,000   City Developments, Ltd.                                     4,503,799
361,000   Development Bank of Singapore                               4,877,615
335,600   Fraser and Neave, Ltd., Ord                                 3,454,800
256,800   Singapore Press                                             5,066,903
                                                                    -----------
                                                                     17,903,117
                                                                    -----------

          Spain - 1.80%
 29,465   Banco De Santander                                          1,882,407
154,300   Iberdrola SA                                                2,182,679
 10,000   Repsol                                                        382,856
                                                                    -----------
                                                                      4,447,942
                                                                    -----------

          Sweden - 0.92%
 43,100   Pharmacia & Upjohn, Inc.                                    1,764,266
 37,700   Stora Kopparbergs Bergslags Aktiebolag, Series A              519,008
                                                                    -----------
                                                                      2,283,274
                                                                    -----------

          Switzerland - 8.55%
  5,024   Alusuisse Lonza Holdings, REGD                              3,992,347
  7,877   Novartis AG*                                                8,993,638
    447   Roche Holdings AG                                           3,467,217
  4,371   Schweiz Ruckverisch, REGD                                   4,651,867
                                                                    -----------
                                                                     21,105,069
                                                                    -----------

          Thailand - 1.99%
314,800   Bangkok Bank Public Co., Ltd.                               3,044,863
297,800   Thai Farmers Bank Public Co., Ltd.                          1,858,344
 26,100   Thai Farmers Bank Public Co., Ltd.
          (Warrants), exp. 09/15/02*                                          0
                                                                    -----------
                                                                      4,903,207
                                                                    -----------

          United Kingdom - 30.90%
271,350   Barclays Bank, Plc                                          4,645,933
749,750   B.A.T. Industries, Plc                                      6,216,364
553,577   UTR, Plc                                                    2,690,436
196,000   Cable & Wireless, Plc                                       1,628,439
381,530   Cadbury Schweppes, Plc                                      3,215,593
187,350   Chubb Security, Plc                                         1,046,799
171,630   EMI Group, Plc                                              4,053,204

                          See Notes to Financial Statements.
------------------------------------------------------------

--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
          United Kingdom (continued)
 24,000   General Accident, Plc                                  $      314,811
333,700   General Electric Co., Plc                                   2,181,453
185,300   Glaxo Wellcome, Plc                                         3,006,145
293,100   Granada Group, Plc                                          4,322,533
263,409   Grand Metropolitan, Plc                                     2,069,043
499,800   Ladbroke Group, Plc                                         1,975,761
594,550   Lloyds TSB Group, Plc                                       4,380,138
245,000   Medeva, Plc                                                 1,071,231
279,100   Premier Farnell, Plc                                        3,586,955
503,750   Prudential Corp., Plc                                       4,237,062
400,300   Safeway, Plc                                                2,767,535
406,280   Scottish Power, Plc                                         2,447,340
191,000   Shell Transportation & Trading, Plc                         3,306,172
308,600   Siebe Plc                                                   5,714,120
472,850   TI Group, Plc                                               4,709,476
433,300   Vodafone Group, Plc                                         1,827,813
172,550   Zeneca Group, Plc                                           4,864,818
                                                                 --------------
                                                                     76,279,174
                                                                 --------------
          Total Common Stocks                                       229,713,966
          (Cost $191,950,213)                                    --------------


PREFERRED STOCK - 0.28%

153,835   News Corp., Ltd. (Australia)                                  684,231
                                                                 --------------
          Total Preferred Stock                                         684,231
          (Cost $632,568)                                        --------------


INVESMENT COMPANIES - 4.45%

5,049,038 ILA Prime Obligation Portfolio Fund, Class B                5,049,038
5,942,252 Lehman Brothers Prime Fund, Class A                         5,942,252
                                                                 --------------
          Total Investment Companies                                 10,991,290
          (Cost $10,991,290)                                     --------------


Total Investments - 97.78%                                          241,389,487
(Cost $203,574,071)                                              --------------

Net Other Assets and Liabilities - 2.22%                              5,487,449
                                                                 --------------
Net Assets - 100.00%                                             $  246,876,936
                                                                 ==============

-------------------------------------------------------------------------------
*       Non income producing security.
ADR     American Depositary Receipt

Industry Concerntration of Common and Preferred Stocks as Percentage
--------------------------------------------------------------------
of Total Value of Investments:
------------------------------
Finance                                                24.00%
Chemicals and Drugs                                    11.82
Telecommunications                                      7.58
Durable Goods                                           7.33
Consumer Goods and Services                             6.75
Electronics                                             6.52
Tobacco                                                 5.53
Food and Beverage                                       4.94
Utilities                                               4.52
Energy                                                  3.99
Building and Construction                               3.32
Basic Materials                                         3.18
Paper                                                   2.02
Metals and Mining                                       1.03
Leisure and Entertainment                               0.80
                                                       -----
Total                                                  93.33%
                                                       =====

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:
                                                                                  Unrealized
       Currency   Contracts To   Settlement   Contracts At      In Exchange      Appreciation
        Value       Deliver        Dates        Value            for U.S.$      (Depreciation)
       --------   ------------   ----------   ------------      -----------     --------------
      7,519,000       CHF         01/17/97    $ 5,617,697       $ 6,004,392      $  386,695
     13,552,000       CHF         02/19/97     10,169,256        10,754,702         585,446
     10,523,000       DEM         02/27/97      6,861,226         6,989,380         128,154
      5,331,000       DEM         02/03/97      3,470,733         3,485,680          14,947
      9,875,000       NLG         01/16/97      5,727,161         5,790,091          62,930
      8,553,000       NLG         03/05/97      4,971,049         4,902,135         (68,914)
     10,670,000       NLG         03/17/97      6,206,731         6,202,226          (4,505)
                                              -----------       -----------     -----------
                                              $43,023,853       $44,128,606     $ 1,104,753
                                              ===========       ===========     ===========

----------------------------
CHF     Swiss Francs
DEM     Deutsche Marks
NLG     Dutch Guilders

                    See Notes to Financial Statements.
                    ------------------------------------------------------------

-------------------------------------------------------------------------------
                        Select International Equity Fund
-------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $203,574,128. Net unrealized appreciation (depreciation) aggregated $37,815,359, of which $45,043,514 related to appreciated investment securities and $(7,228,155) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $93,489. (Unaudited)

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $128,393,104 and $30,071,184 from non-governmental issuers, respectively.

                          See Notes to Financial Statements.
------------------------------------------------------------

-------------------------------------------------------------------------------
                                  Growth Fund
-------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1996
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.81%

          Durable Goods - 20.17%
 57,100   AlliedSignal, Inc.                                        $ 3,825,700
 18,600   Beckman Instruments, Inc.                                     713,775
 99,300   BMC Software, Inc. *                                        4,108,538
 88,400   Case Corp.                                                  4,817,800
  4,800   Caterpillar, Inc.                                             361,200
202,000   Chrysler Corp.                                              6,666,000
143,100   Cummins Engine Co., Inc.                                    6,582,600
 15,600   Deere & Co.                                                   633,750
 51,600   Eaton Corp.                                                 3,599,100
  7,200   Electronic Arts, Inc. *                                       215,550
 59,000   Ford Motor Co.                                              1,880,625
  7,700   Fore Systems, Inc. *                                          253,138
 34,300   General Electric Co.                                        3,391,413
249,900   General Motors Corp.                                       13,931,925
 11,700   Globalstar Telecommunications, Ltd. *                         737,100
102,900   Goodyear Tire & Rubber Co.                                  5,286,488
 86,600   Gtech Holdings Corp. *                                      2,771,200
 12,300   IBIS Technology Corp. *                                        86,100
 62,300   Ingersoll-Rand Co.                                          2,772,350
 73,500   Intel Corp.                                                 9,623,906
 14,400   International Cabletel, Inc. *                                363,600
  8,600   Kennametal, Inc.                                              334,325
 40,400   McDonnell Douglas Corp.                                     2,585,600
 18,300   MCI Communications Corp.                                      598,181
 95,233   MFS Communications Co., Inc.                                5,190,199
  7,050   Miller Industries, Inc. *                                     141,000
  8,800   Millicom International Cellular SA *                          282,700
  8,000   PanAmSat Corp. *                                              224,000
  9,100   Parker-Hannifin Corp.                                         352,625
 10,400   PeopleSoft, Inc. *                                            498,550
 90,300   Pep Boys-Manny, Moe & Jack                                  2,776,725
  5,800   Sapient Corp. *                                               244,325
  3,800   Scopus Technology, Inc. *                                     176,700
  5,200   Seachange International, Inc. *                               132,600
218,600   Sprint Corp.                                                8,716,675
  9,900   Standard Register Co.                                         321,750
 16,500   Stratus Computer, Inc. *                                      449,625
  9,300   Tecumseh Products Co., Class A                                533,588
  8,100   Tellabs, Inc. *                                               304,763
 38,400   Textron, Inc.                                               3,619,200
 93,500   Union Pacific Corp.                                         5,621,688
  5,200   Uniphase Corp. *                                              273,000
 83,700   U.S. Robotics Corp.                                         6,026,400
  5,200   Visio Corp. *                                                 257,400
                                                                    -----------
                                                                    112,283,477
                                                                    -----------
          Finance - 15.99%
 77,900   ACE, Ltd.                                                   4,683,738
101,600   Aetna, Inc.                                                 8,128,000
108,990   Allstate Corp.                                              6,307,796
 22,300   American Express Co.                                        1,259,950
 11,500   American General Corp.                                        470,063
 13,000   Bank of New York Co., Inc.                                    438,750
 64,200   Bear Stearns Cos., Inc.                                     1,789,575
 14,000   Capital One Financial Corp.                                   504,000
 36,200   Chase Manhattan Corp.                                       3,230,850
  7,200   Chubb Corp.                                                   387,000
 53,600   Cigna Corp.                                                 7,323,100
 31,400   Citicorp                                                    3,234,200
  6,600   Crestar Financial Corp.                                       490,875
  7,900   Dean Witter Discover & Co.                                    523,375
102,200   EXEL, Ltd.                                                  3,870,825
  4,500   Federal Home Loan Mortgage Corp.                              495,563
 14,700   Federal National Mortgage Association                         547,575
 97,548   First Chicago NBD Corp.                                     5,243,205
 85,180   First Union Corp.                                           6,303,320
 12,700   Great Western Financial Corp.                                 368,300
  6,100   Healthcare COMPARE Corp. *                                    258,488
136,400   ITT Hartford Group, Inc.                                    9,207,000
 58,700   Lehman Brothers Holdings, Inc.                              1,841,713
 45,600   Mellon Bank Corp.                                           3,237,600
 15,500   Money Store, Inc.                                             428,188
 47,548   NationsBank Corp.                                           4,647,817
 14,000   Old Republic International Corp.                              374,500
  4,600   Post Properties, Inc.                                         185,150
 13,500   Providian Corp.                                               693,563
  6,400   Reliastar Financial Corp.                                     369,600
  5,300   Republic New York Corp.                                       432,613
  5,000   Salomon, Inc.                                                 235,625
  8,341   Security Capital Industrial Trust                             178,289
 11,500   Security Capital Pacific Trust                                263,063
  6,900   Signet Banking Corp.                                          212,175
 14,500   Sirrom Capital Corp.                                          532,875
 10,500   St. Paul Cos., Inc.                                           615,563
 58,296   TransAmerica Corp.                                          4,605,384
  4,600   Transatlantic Holdings, Inc.                                  370,300
 17,500   Wells Fargo & Co.                                           4,720,625
                                                                    -----------
                                                                     89,010,191
                                                                    -----------

                    See Notes to Financial Statements.
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
          Consumer Products - 10.09%
  8,700   Abercrombie & Fitch Co., Class A*                         $   143,550
 25,231   Archer-Daniels-Midland Co.                                    555,082
 62,900   Bowater, Inc.                                               2,366,613
116,600   Campbell Soup Co.                                           9,357,150
110,200   Carnival Corp., Class A                                     3,636,600
 10,700   Cinar Films, Inc., Class B*                                   278,200
  8,500   Cintas Corp.                                                  499,375
103,700   Clear Channel Communications, Inc. *                        3,746,163
 48,200   ConAgra, Inc.                                               2,397,950
 20,000   DSP Communications, Inc. *                                    387,500
 12,300   Eagle Hardware & Garden, Inc. *                               255,225
 25,500   Eastman Kodak Co.                                           2,046,375
 32,200   Gannett Co., Inc.                                           2,410,975
 58,000   Gucci Group NV                                              3,704,750
  5,300   Hollywood Entertainment Corp. *                                98,050
  7,700   Imax Corp. *                                                  238,700
 67,690   Kimberly-Clark Corp.                                        6,447,473
 18,000   The North Face, Inc. *                                        346,500
 42,100   Procter & Gamble Co.                                        4,525,750
272,400   RJR Nabisco Holdings Corp.                                  9,261,600
  7,400   Saks Holdings, Inc. *                                         199,800
 22,670   TCI Satellite Entertainment, Inc., Class A *                  223,866
 42,500   Tenneco, Inc. *                                             1,917,813
  8,800   Ticketmaster Group, Inc. *                                    106,700
  8,400   TRW, Inc.                                                     415,800
 11,300   Tupperware Corp.                                              605,963
                                                                    -----------
                                                                     56,173,523
                                                                    -----------
          Chemicals and Drugs - 9.61%
 38,200   Abbott Laboratories                                         1,938,650
 16,100   Airgas, Inc. *                                                354,200
 75,500   American Home Products Corp.                                4,426,188
111,200   Becton Dickinson & Co.                                      4,823,300
 18,400   Bergen Brunswig Corp., Class A                                524,400
 51,040   Bristol-Myers Squibb Co.                                    5,550,600
  8,300   Cabot Corp.                                                   208,538
  4,100   Dow Chemical Co.                                              321,338
138,000   Du Pont (E.I.) de Nemours & Co.                            13,023,750
 61,600   FMC Corp. *                                                 4,319,700
 15,800   Foundation Health Corp. *                                     501,650
 18,300   Great Lakes Chemical Corp.                                    855,525
  6,300   Jones Medical Industries, Inc.                                230,738
 12,100   Lauder (Estee) Cos., Inc., Class A                            615,588
 13,700   Lincare Holdings, Inc. *                                      561,700
 84,400   Mallinckrodt, Inc.                                          3,724,150
 51,700   Merck & Co., Inc.                                           4,097,225
 11,300   Premark International, Inc.                                   251,425
  5,300   Rexall Sundown, Inc. *                                        144,094
 13,552   Rhone-Poulenc SA, ADR                                         459,074
  9,200   Rohm & Haas Co.                                               750,950
 40,400   Schering-Plough Corp.                                       2,615,900
 40,900   Smithkline Beecham Plc, ADR                                 2,781,200
 11,300   Total Renal Care Holdings, Inc. *                             409,625
                                                                    -----------
                                                                     53,489,508
                                                                    -----------
          Technology - 7.29*
  4,900   Ceridian Corp. *                                              198,450
128,100   Cisco Systems, Inc. *                                       8,150,363
 51,700   Compaq Computer Corp. *                                     3,838,725
 16,300   Harnischfeger Industries, Inc.                                784,438
 13,500   International Business Machines Corp.                       2,038,500
204,500   International Game Technology                               3,732,125
 22,300   Loral Space & Communications *                                409,763
 60,312   Lucent Technologies, Inc.                                   2,789,430
 12,712   McAfee Associates, Inc. *                                     559,328
126,400   Microsoft Corp. *                                          10,443,800
 97,550   Oracle Corp. *                                              4,072,713
 87,000   Seagate Technology, Inc. *                                  3,436,500
  3,500   Transaction Systems Architects, Inc., Class A *               116,375
                                                                    -----------
                                                                     40,570,510
                                                                    -----------
          Energy - 6.82%
  4,800   Amoco Corp.                                                   386,400
  3,300   Atlantic Richfield Co.                                        437,250
 72,800   British Petroleum Co. Plc, ADR                             10,292,100
 89,700   Coastal Corp.                                               4,384,088
 11,800   El Paso Natural Gas Co.                                       595,900
 19,400   MAPCO, Inc.                                                   659,600
 21,700   Mobil Corp.                                                 2,652,825
  7,900   PanEnergy Corp.                                               355,500
132,300   Phillips Petroleum Co.                                      5,854,275
 88,100   Repsol S.A., ADR                                            3,358,813
 19,800   Royal Dutch Petroleum Co.                                   3,380,850
 31,500   Texaco, Inc.                                                3,090,938
 16,100   Ultramar Diamond Shamrock Corp.                               509,163
 57,289   Union Pacific Resources Co.                                 1,675,703
 12,500   YPF Sociedad Anonima, Class D, ADR                            315,625
                                                                    -----------
                                                                     37,949,030
                                                                    -----------
          Consumer Staples - 6.40%
  8,200   CKE Restaurants, Inc.                                         295,200
 10,700   Danaher Corp.                                                 498,888
 18,200   IBP, Inc.                                                     441,326
  9,500   Mondavi (Robert) Corp., Class A *                             346,750
258,000   Philip Morris Cos., Inc.                                   29,057,250
  7,600   Springs Industries, Inc., Class A                             326,800
  7,500   Swisher International Group, Inc., Class A *                  119,063
 22,800   Unilever N.V.                                               3,995,700
  8,000   VF Corp.                                                      540,000
                                                                    -----------
                                                                     35,620,977
                                                                    -----------

                          See Notes to Financial Statements.
------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
          Utilities - 3.75%
 21,600   Central Maine Power Co.                                   $   251,100
 12,500   Entergy Corp.                                                 346,875
 92,400   GPU, Inc.                                                   3,106,950
108,400   GTE Corp.                                                   4,932,200
130,700   PECO Energy Co.                                             3,300,175
  6,400   Republic Industries, Inc. *                                   199,600
 98,600   SBC Communications, Inc.                                    5,102,550
118,500   Unicom Corp.                                                3,214,313
 13,400   USA Waste Services, Inc. *                                    427,125
                                                                    -----------
                                                                     20,880,888
                                                                    -----------

          Aerospace-Airlines - 2.85%
 79,300   AMR Corp. *                                                 6,988,313
 37,300   Delta Air Lines, Inc.                                       2,643,638
 10,200   Raytheon Co.                                                  490,875
 86,800   United Technologies Corp.                                   5,728,800
                                                                    -----------
                                                                     15,851,626
                                                                    -----------

          Building and Construction - 2.41%
 58,900   Champion International Corp.                                2,547,425
 96,466   Home Depot, Inc.                                            4,835,358
 64,100   Loews Corp.                                                 6,041,425
                                                                    -----------
                                                                     13,424,208
                                                                    -----------

          Health Services - 2.40%
 68,100   Baxter International, Inc.                                  2,792,100
 21,900   Cardinal Health, Inc.                                       1,275,675
100,668   Columbia/HCA Healthcare Corp.                               4,102,221
  6,900   HBO & Co.                                                     409,688
172,920   Health Management Associates, Inc., Class A *               3,890,700
 15,200   Maxicare Health Plans, Inc. *                                 338,200
  3,000   Pediatrix Medical Group, Inc. *                               110,625
 20,400   Tenet Healthcare Corp. *                                      446,250
                                                                    -----------
                                                                     13,365,459
                                                                    -----------

          Business Services - 2.18%
 10,700   Accustaff, Inc. *                                             226,038
  9,450   Fiserv, Inc. *                                                347,288
179,200   HFS, Inc. *                                                10,707,200
  8,500   Mail Boxes, Etc. *                                            191,250
 15,500   Olsten Corp.                                                  234,438
 14,300   Paging Network, Inc. *                                        218,075
  4,275   Paychex, Inc.                                                 219,895
                                                                    -----------
                                                                     12,144,184
                                                                    -----------

          Metals and Mining - 1.52%
 19,800   Cyprus Amax Minerals Co.                                      462,825
 40,400   Phelps Dodge Corp.                                          2,727,000
  2,400   Potash Corp. of Saskatchewan, Inc.                            204,000
139,200   TRINOVA Corp.                                               5,063,400
                                                                    -----------
                                                                      8,457,225
                                                                    -----------

          Broadcasting - 1.25%
 19,450   Comcast Corp. Special, Class A                                346,453
 15,200   Metro Networks, Inc. *                                        383,800
 16,500   Tele-Communications International, Inc. , Series A*           218,625
 96,879   Tele-Communications, Inc.,
          Liberty Media Group, Series A *                             2,767,106
226,701   Tele-Communications, Inc., TCI Group, Class A *             2,961,282
  7,500   Univision Communications, Inc., Class A *                     277,500
                                                                    -----------
                                                                      6,954,766
                                                                    -----------

          Retail - 1.11%
 11,000   Borders Group, Inc. *                                         394,625
 74,600   CVS Corp.                                                   3,086,575
 10,800   Dillard Department Stores, Inc., Class A                      333,450
 47,400   Harcourt General, Inc.                                      2,186,325
  3,800   Tommy Hilfiger Corp. *                                        182,400
                                                                    -----------
                                                                      6,183,375
                                                                    -----------

          Consumer Service - 0.66%
 12,300   Ascent Entertainment Group, Inc. *                            198,338
124,000   Service Corp. International                                 3,472,000
                                                                    -----------
                                                                      3,670,338
                                                                    -----------
          Food Services - 0.46%
 72,000   Boston Chicken, Inc. *                                      2,583,001
                                                                    -----------

          Consumer Cyclical - 0.32%
 65,000   Sabre Group Holdings, Inc., Class A *                       1,811,875
                                                                    -----------

          Transportation - 0.18%
  6,500   Burlington Northern Santa Fe Corp.                            561,438
 10,400   CSX Corp.                                                     439,400
                                                                    -----------
                                                                      1,000,838
                                                                    -----------

          Electronics - 0.11%
 12,300   Tektronix, Inc.                                               630,375
                                                                    -----------

          Transportation Services - 0.08%
  7,400   UAL Corp. *                                                   462,500
                                                                    -----------

          Advertising - 0.08%
 16,000   Ha-Lo Industries, Inc. *                                      440,000
                                                                    -----------

          Pollution Control - 0.04%
  7,700   U.S. Filter Corp. *                                           244,475
                                                                    -----------

          Recreational Equipment - 0.04%
  3,700   Fila Holding SPA, ADR                                         215,063
                                                                    -----------
          Total Common Stocks                                       533,417,412
          (Cost $430,927,425)                                       -----------


                    See Notes to Financial Statements.
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
Par Value                                                           (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.96%

                Federal Home Loan Bank - 0.54%
$1,000,000      8.45%, 01/24/97                                   $   1,005,906
 2,000,000      5.57%, 01/23/98                                       1,995,620
                                                                  -------------
                                                                      3,001,526
                                                                  -------------

                Federal Farm Credit Bank (A) - 0.42%
 2,500,000      5.28%, 12/18/97                                       2,371,422
                                                                  -------------
                Total U.S. Government Agency Obligations              5,372,948
                (Cost $5,373,113)                                 -------------


CORPORATE NOTES AND BONDS - 0.53%

 1,900,000      Ford Motor Credit Co.
                5.63%, 03/03/97                                       1,901,096
    25,000      General Motors Acceptance Corp., MTN
                6.30%, 03/31/97                                          25,039
 1,000,000      NationsBank, MTN
                5.20%, 07/15/97                                       1,000,188
                                                                  -------------
                Total Corporate Notes and Bonds                       2,926,323
                (Cost $2,926,570)                                 -------------


COMMERCIAL PAPER (A) - 2.62%

 3,000,000      CXS, Inc.
                5.55%, 02/19/97                                       2,977,338
 2,500,000      Holland Limited Securitization, Inc.
                5.53%, 01/08/97                                       2,497,312
 4,619,000      Receivables Capital Corp.
                5.57%, 01/28/97                                       4,599,704
 4,500,000      Rohm & Haas Co.
                6.75%, 01/02/97                                       4,499,156
                                                                  -------------
                Total Commercial Paper                               14,573,510
                (Cost $14,573,510)                                -------------


INVESTMENT COMPANY - 0.05%

   271,308      Goldman Sachs Financial Square Prime
                Obligation Portfolio Fund                               271,308
                                                                  -------------
                Total Investment Company                                271,308
                (Cost $271,308)                                   -------------


Total Investments - 99.97%                                          556,561,501
(Cost $454,071,926)                                               -------------

Net Other Assets and Liabilities - 0.03%                                189,104
                                                                  -------------
Net Assets - 100.00%                                              $ 556,750,605
                                                                  =============

-----------------------------------------------
*       Non income producing security.
(A)     Effective yield at time of purchase.
ADR     American Depositary Receipt.
MTN     Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $454,510,938. Net realized appreciation (depreciation) aggregated $102,050,563, of which $110,503,037 related to appreciated investment securities and $(8,452,474) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $48,435,144. (Unaudited)

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $376,502,620 and $339,503,843 from non-governmental issuers, respectively, and $3,026,250 and $0 from U.S. Government Agency issuers, respectively.

                          See Notes to Financial Statements.
------------------------------------------------------------

--------------------------------------------------------------------------------
                                Equity Index Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.34%

              Durable Goods - 16.77%
      7,500   AlliedSignal, Inc.                                   $   502,500
      5,000   Alltel Corp.                                             156,875
     14,600   Ameritech Corp.                                          885,125
      5,800   AMP, Inc.                                                222,575
      1,100   Armstrong World Industries, Inc.                          76,450
      2,800   Avery-Dennison Corp.                                      99,050
      3,800   Baker Hughes, Inc.                                       131,100
      5,100   Bay Networks, Inc. *                                     106,463
      9,539   Boeing Co.                                             1,014,711
        800   Briggs & Stratton Corp.                                   35,200
      1,000   Caliber System, Inc.                                      19,250
      1,900   Case Corp.                                               103,550
      5,100   Caterpillar, Inc.                                        383,775
     19,300   Chrysler Corp.                                           636,900
      2,100   Conrail, Inc.                                            209,213
      2,900   Cooper Industries, Inc.                                  122,163
      2,200   Cooper Tire & Rubber Co.                                  43,450
      1,600   Crane Co.                                                 46,400
      1,000   Cummins Engine Co., Inc.                                  46,000
      2,700   Dana Corp.                                                88,088
      6,800   Deere & Co.                                              276,250
      4,800   Dell Computer Corp. *                                    255,000
      4,750   Dominion Resources, Inc.                                 182,875
      3,100   DSC Communications Corp. *                                55,413
      2,000   Eaton Corp.                                              139,500
      1,600   Echlin, Inc.                                              50,600
      1,300   EG & G, Inc.                                              26,163
      5,900   Emerson Electric Co.                                     570,825
        900   Fleetwood Enterprises, Inc.                               24,750
     31,400   Ford Motor Co.                                         1,000,875
     43,600   General Electric Co.                                   4,310,950
     20,000   General Motors Corp.                                   1,115,000
      1,300   General Signal Corp.                                      55,575
      3,200   Genuine Parts Co.                                        142,400
      1,400   Goodrich (B.F.) Co.                                       56,700
      4,100   Goodyear Tire & Rubber Co.                               210,638
      1,400   Grainger (W.W.), Inc.                                    112,350
      1,000   Harris Corp.                                              68,625
        700   Helmerich & Payne, Inc.                                   36,488
     26,900   Hewlett-Packard Co.                                    1,351,725
      3,300   Illinois Tool Works, Inc.                                263,588
      2,900   Ingersoll-Rand Co.                                       129,050
     21,700   Intel Corp.                                            2,841,280
      1,100   Johnson Controls, Inc.                                    91,163
      5,141   Lockheed Martin Corp.                                    470,402
      1,242   LucasVarity Plc, ADR *                                    47,196
      1,500   McDermott International, Inc.                             24,938
      5,600   McDonnell Douglas Corp.                                  358,400
     18,100   MCI Communications Corp.                                 591,644
      1,100   Millipore Corp.                                           45,513
      2,600   Moore Corp., Ltd.                                         52,975
     15,700   Motorola, Inc.                                           963,588
      1,300   National Service Industries, Inc.                         48,588
      6,800   Northern Telecom, Ltd.                                   420,750
      1,500   Northrop Grumman Corp.                                   124,125
        990   PACCAR, Inc.                                              67,320
      3,000   Pall Corp.                                                76,500
      1,950   Parker-Hannifin Corp.                                     75,563
      1,700   Pep Boys-Manny, Moe & Jack                                52,275
      1,100   Perkin-Elmer Corp.                                        64,763
      2,200   Pioneer Hi-Bred International, Inc.                      154,000
      1,200   Raychem Corp.                                             96,150
      5,800   Rockwell International Corp. *                           353,075
      2,300   Rowan Cos., Inc.*                                         52,038
      2,200   Ryder System, Inc.                                        61,875
      2,000   Scientific-Atlanta, Inc.                                  30,000
     11,400   Sprint Corp.                                             454,575
      1,500   Tandy Corp.                                               66,000
      4,700   Tellabs, Inc. *                                          176,838
      5,000   Texas Instruments, Inc.                                  318,750
      2,200   Textron, Inc.                                            207,350
      4,100   Tyco International, Ltd.                                 216,788
      6,500   Union Pacific Corp.                                      390,813
     16,500   U.S. West, Inc., Media Group *                           305,250
     11,200   Westinghouse Electric Corp.                              222,600
      8,600   Xerox Corp.                                              452,575
                                                                  ------------
                                                                    25,339,838
                                                                  ------------

              Finance - 14.93%
      1,285   Aetna, Inc.                                              102,800
      2,800   Ahmanson (H.F.) & Co.                                     91,000
      1,200   Alexander & Alexander Services, Inc.                      20,850
     11,769   Allstate Corp.                                           681,131
     12,600   American Express Co.                                     711,900
      5,400   American General Corp.                                   220,725
     12,400   American International Group, Inc.                     1,342,300
      2,900   AON Corp.                                                180,163
     11,340   Banc One Corp.                                           487,620
      4,100   Bank of Boston Corp.                                     263,425
     10,400   Bank of New York Co., Inc.                               351,000
      9,552   Bankamerica Corp.                                        952,812
      2,200   Bankers Trust New York Corp.                             189,750
      5,200   Barnett Banks, Inc.                                      213,850
      1,400   Beneficial Corp.                                          88,725
      4,100   Boatmen's Bancshares, Inc.                               264,450
     11,576   Chase Manhattan Corp.                                  1,033,158
      4,600   Chubb Corp.                                              247,250
      2,000   Cigna Corp.                                              273,250
     12,500   Citicorp                                               1,287,500
      2,800   Comerica, Inc.                                           146,650
      5,900   Corestates Financial Corp.                               306,063
      4,266   Dean Witter Discover & Co.                               282,623
      4,700   Federal Home Loan Mortgage Corp.                         517,588
     28,900   Federal National Mortgage Association                  1,076,525
      2,800   Fifth Third Bancorp                                      175,875
      3,600   First Bank System, Inc.                                  245,700
      8,458   First Chicago NBD Corp.                                  454,618
      7,525   First Union Corp.                                        556,850
      6,955   Fleet Financial Group, Inc.                              346,881
      2,200   General Re Corp.                                         347,050
      1,500   Golden West Financial Corp.                               94,688
      3,600   Great Western Financial Corp.                            104,400
      3,600   Green Tree Financial Corp.                               139,050
      2,600   Household International, Inc.                            239,850

                    See Notes to Financial Statements.
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
              Finance (continued)
      4,300   Humana, Inc. *                                      $     82,238
      3,100   ITT Hartford Group, Inc.                                 209,250
      1,900   Jefferson-Pilot Corp.                                    107,588
      6,000   KeyCorp                                                  303,000
      2,800   Lincoln National Corp.                                   147,000
      1,900   Marsh & Mclennan Cos., Inc.                              197,600
      1,100   MBIA, Inc.                                               111,375
      5,850   MBNA Corp.                                               242,775
      3,450   Mellon Bank Corp.                                        244,950
      4,400   Merrill Lynch & Co., Inc.                                358,600
      1,600   MGIC Investment Corp.                                    121,600
      4,000   Morgan Stanley Group, Inc.                               228,500
      4,900   Morgan (J.P.) & Co., Inc.                                478,363
      5,900   National City Corp.                                      264,763
      7,620   NationsBank Corp.                                        744,855
      1,300   Nicor, Inc.                                               46,475
      9,800   Norwest Corp.                                            426,300
      9,000   PNC Bank Corp.                                           338,625
      2,500   Providian Corp.                                          128,438
      1,500   Republic New York Corp.                                  122,438
      3,300   SAFECO Corp.                                             130,144
      2,900   Salomon, Inc.                                            136,663
      2,200   St. Paul Cos., Inc.                                      128,975
      1,900   Sun Co., Inc.                                             46,313
      5,900   SunTrust Banks, Inc.                                     290,575
      1,900   Torchmark Corp.                                           95,950
      1,800   TransAmerica Corp.                                       142,200
     16,961   Travelers Group, Inc.                                    769,605
      1,900   UNUM Corp.                                               137,275
      3,100   USF & G Corp.                                             64,713
        900   USLIFE Corp.                                              29,925
      4,900   UST, Inc.                                                158,638
      4,000   U.S. Bancorp                                             179,750
     12,700   U.S. West, Inc., Communications Group                    409,575
      4,400   Wachovia Corp.                                           248,600
      2,433   Wells Fargo & Co.                                        656,302
                                                                  ------------
                                                                    22,568,006
                                                                  ------------

              Chemicals and Drugs - 12.47%
     20,600   Abbott Laboratories                                    1,045,450
      3,000   Air Products & Chemicals, Inc.                           207,375
        700   Alberto-Culver Co., Class B                               33,600
      1,300   Allegiance Corp.                                          35,913
      1,700   Allergan, Inc.                                            60,563
      2,200   ALZA Corp. *                                              56,925
     16,900   American Home Products Corp.                             990,763
      7,000   AMGEN, Inc. *                                            380,625
      3,500   Avon Products, Inc.                                      199,938
      1,500   Bausch & Lomb, Inc.                                       52,500
      7,200   Baxter International, Inc.                               295,200
      3,300   Becton Dickinson & Co.                                   143,138
      2,600   Beverly Enterprises, Inc. *                               33,150
      4,700   Boston Scientific Corp. *                                282,000
     13,300   Bristol-Myers Squibb Co.                               1,446,375
      3,900   Colgate Palmolive Co.                                    359,775
      6,400   Dow Chemical Co.                                         501,600
     14,900   Du Pont (E.I.) de Nemours & Co.                        1,406,188
      2,100   Eastman Chemical Co.                                     116,025
      3,850   Engelhard Corp.                                           73,631
      1,000   FMC Corp. *                                               70,125
      2,400   Grace (W.R.) & Co.                                       124,200
      1,700   Great Lakes Chemical Corp.                                79,475
      2,000   Guidant Corp.                                            114,000
      2,700   Hercules, Inc.                                           116,775
      2,900   International Flavors & Fragrances, Inc.                 130,500
     35,300   Johnson & Johnson                                      1,756,175
     14,600   Lilly (Eli) & Co.                                      1,065,800
        200   Mallinckrodt, Inc.                                         8,825
      1,700   Manor Care, Inc.                                          45,900
      6,300   Medtronic, Inc.                                          428,400
     31,900   Merck & Co., Inc.                                      2,528,075
     15,600   Monsanto Co.                                             606,450
      3,800   Morton International, Inc.                               154,850
      1,800   Nalco Chemical Co.                                        65,025
     17,100   Pfizer, Inc.                                           1,417,163
     13,480   Pharmacia & Upjohn, Inc.                                 534,145
      4,100   Praxair, Inc.                                            189,113
      1,700   Rohm & Haas Co.                                          138,763
      9,800   Schering-Plough Corp.                                    634,550
        600   Shared Medical Systems Corp.                              29,550
      2,300   Sherwin-Williams Co.                                     128,800
        100   Sigma Aldrich Corp.                                        6,244
      3,400   Union Carbide Corp.                                      138,975
      1,700   United States Surgical Corp.                              66,938
      7,200   Warner-Lambert Co.                                       540,000
                                                                  ------------
                                                                    18,839,550
                                                                  ------------

              Consumer Products - 10.77%
      3,500   ALCO Standard Corp.                                      180,688
      2,000   American Greetings Corp., Class A                         56,750
      1,600   Andrew Corp. *                                            84,900
     13,200   Anheuser-Busch Cos., Inc.                                528,000
      4,800   Applied Materials, Inc. *                                172,500
     14,422   Archer-Daniels-Midland Co.                               317,284
        800   Ball Corp.                                                20,800
      1,400   Bemis Co., Inc.                                           51,625
      1,300   Boise Cascade Corp.                                       41,275
      1,800   Brown-Forman Corp., Class B                               82,350
      6,200   Campbell Soup Co.                                        497,550
      6,400   Conagra, Inc.                                            318,400
      6,100   Corning, Inc.                                            282,125
      3,400   Crown Cork & Seal Co., Inc.                              184,875
      2,200   Deluxe Corp.                                              72,050
     17,943   Disney (Walt) Co.                                      1,249,281
      4,000   Donnelley (R.R.) & Sons Co.                              125,500
      2,600   Dow Jones & Co., Inc.                                     88,075
      4,500   Dun & Bradstreet Corp.                                   106,875
      8,800   Eastman Kodak Co.                                        706,200
        748   Footstar, Inc. *                                          18,607
      3,700   Gannett Co., Inc.                                        277,038
      3,600   General Instrument Corp. *                                77,850
      2,400   Georgia-Pacific Corp.                                    172,800
     11,800   Gillette Co.                                             917,450
      3,300   Halliburton Co.                                          198,825

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
              Consumer Products (continued)
        800   Harland (John H.) Co.                               $     26,400
      2,300   Hasbro, Inc.                                              89,413
      9,700   Heinz (H.J.) Co.                                         346,775
      4,100   Hershey Foods Corp.                                      179,375
      8,000   International Paper Co.                                  323,000
      2,300   James River Corp. of Virginia                             76,188
      1,000   Jostens, Inc.                                             21,125
      5,600   Kellogg Co.                                              367,500
      7,520   Kimberly-Clark Corp.                                     716,280
      1,000   King World Productions, Inc. *                            36,875
      2,500   Knight-Ridder, Inc.                                       95,625
      1,900   Liz Claiborne, Inc.                                       73,388
        500   Longs Drug Stores Corp.                                   24,563
      7,212   Mattel, Inc.                                             200,133
      2,700   Maytag Corp.                                              53,325
      2,600   McGraw-Hill Cos., Inc.                                   119,925
      1,400   Mead Corp.                                                81,375
        700   Meredith Corp.                                            36,925
      2,600   New York Times Co., Class A                               98,800
      7,600   Nike, Inc., Class B                                      454,100
      1,200   Polaroid Corp.                                            52,200
        800   Potlatch Corp.                                            34,400
     18,100   Procter & Gamble Co.                                   1,945,750
      3,600   Quaker Oats Co.                                          137,250
      1,500   Reebok International, Ltd.                                63,000
      4,000   Rubbermaid, Inc.                                          91,000
      1,000   Russell Corp.                                             29,750
     12,800   Sara Lee Corp.                                           476,800
      9,900   Seagram Co., Ltd.                                        383,625
      1,600   Snap-On, Inc.                                             57,000
      2,400   Stanley Works                                             64,800
      2,610   Stone Container Corp.                                     38,824
      1,300   Stride Rite Corp.                                         13,000
      4,700   Sysco Corp.                                              153,338
      1,710   TCI Satellite Entertainment, Inc., Class A *              16,886
      1,500   Temple-Inland, Inc.                                       81,188
      4,500   Tenneco, Inc. *                                          203,063
     15,080   Time Warner, Inc.                                        565,500
      2,600   Times Mirror Co., Class A                                129,350
      2,100   TJX Cos., Inc.                                            99,488
      1,600   Tribune Co.                                              126,200
      3,400   TRW, Inc.                                                168,300
      1,600   Tupperware Corp.                                          85,800
      1,800   Union Camp Corp.                                          85,950
      9,363   Viacom, Inc., Class B*                                   326,535
      2,650   Westvaco Corp.                                            76,188
      5,300   Weyerhaeuser Co.                                         251,088
      2,000   Whirlpool Corp.                                           93,250
      3,100   Wrigley (Wm.) Jr. Co.                                    174,375
                                                                  ------------
                                                                    16,274,661
                                                                  ------------

              Energy - 9.40%
      2,500   Amerada Hess Corp.                                       144,688
     13,200   Amoco Corp.                                            1,062,600
      1,100   Asarco, Inc.                                              27,363
      1,700   Ashland, Inc.                                             74,588
      4,300   Atlantic Richfield Co.                                   569,750
      3,300   Burlington Resources, Inc.                               166,238
     17,300   Chevron Corp.                                          1,124,500
      2,800   Coastal Corp.                                            136,850
      4,700   Dresser Industries, Inc.                                 145,700
        500   Eastern Enterprises                                       17,688
        418   El Paso Natural Gas Co.                                   21,109
      6,700   Enron Corp.                                              288,938
     32,900   Exxon Corp.                                            3,224,200
      3,900   Homestake Mining Co.                                      55,575
      1,300   Kerr-McGee Corp.                                          93,600
        900   Louisiana Land & Exploration Co.                          48,263
      2,900   Louisiana-Pacific Corp.                                   61,263
     10,400   Mobil Corp.                                            1,271,400
      8,700   Occidental Petroleum Corp.                               203,363
        700   Oneok, Inc.                                               21,000
      2,800   Oryx Energy Co. *                                         69,300
      2,300   Pacific Enterprises                                       69,863
      1,000   Panenergy Corp.                                           45,000
      1,200   Pennzoil Co.                                              67,800
      7,000   Phillips Petroleum Co.                                   309,750
     14,200   Royal Dutch Petroleum Co.                              2,424,650
      2,400   Santa Fe Energy Resources, Inc. *                         33,300
      6,500   Schlumberger, Ltd.                                       649,188
      2,300   Sonat, Inc.                                              118,450
      7,000   Texaco, Inc.                                             686,875
      6,581   Union Pacific Resources Co.                              192,494
      6,600   Unocal Corp.                                             268,125
      7,600   USX-Marathon Group                                       181,450
      2,220   USX-U.S. Steel Group, Inc.                                69,653
      1,400   Western Atlas, Inc. *                                     99,225
      4,200   Williams Cos., Inc.                                      157,500
                                                                  ------------
                                                                    14,201,299
                                                                  ------------

              Technology - 8.01%
      3,600   Advanced Micro Devices, Inc. *                            92,700
     13,300   Airtouch Communications, Inc. *                          335,825
      3,200   Amdahl Corp. *                                            38,800
      3,300   Apple Computer, Inc. *                                    68,888
      1,200   Autodesk, Inc.                                            33,600
      7,700   Automatic Data Processing, Inc.                          330,138
      4,100   Cabletron Systems, Inc. *                                136,325
      1,800   Ceridian Corp. *                                          72,900
     17,200   Cisco Systems, Inc. *                                  1,094,350
      7,200   Compaq Computer Corp. *                                  534,600
      9,700   Computer Associates International, Inc                   482,575
      2,000   Computer Sciences Corp. *                                164,250
      1,000   Data General Corp. *                                      14,500
      4,100   Digital Equipment Corp. *                                149,138
      6,200   EMC Corp. *                                              205,375
      1,300   Harnischfeger Industries, Inc.                            62,563
      3,400   Honeywell, Inc.                                          223,550
      1,300   Intergraph Corp. *                                        13,325
     13,700   International Business Machines Corp.                  2,068,700
      3,100   ITT Corp. *                                              134,463
      3,100   ITT Industries, Inc.                                      75,950
      3,400   LSI Logic Corp. *                                         90,950
     16,898   Lucent Technologies, Inc.                                781,533

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

(Technology Continued)

                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
      5,500   Micron Technology, Inc.                             $    160,188
     31,700   Microsoft Corp. *                                      2,619,213
      3,700   National Semiconductor Corp. *                            90,188
      9,100   Novell, Inc. *                                            86,166
     17,425   Oracle Corp. *                                           727,494
      3,900   Pitney Bowes, Inc.                                       212,550
      5,700   Seagate Technology, Inc. *                               225,150
      4,600   Silicon Graphics, Inc. *                                 117,300
      9,700   Sun Microsystems, Inc. *                                 249,169
      3,100   Tandem Computers, Inc. *                                  42,625
      4,600   3Com Corp. *                                             337,525
      4,600   Unisys Corp. *                                            31,050
                                                                  ------------
                                                                    12,103,616
                                                                  ------------

              Utilities - 7.90%
      5,000   American Electric Power, Inc.                            205,625
     42,967   American Telephone & Telegraph Corp.                   1,869,065
      3,950   Baltimore Gas & Electric Co.                             105,663
     11,600   Bell Atlantic Corp.                                      751,100
     26,300   BellSouth Corp.                                        1,061,863
      5,600   Browning-Ferris Industries, Inc.                         147,000
      4,000   Carolina Power & Light Co.                               146,000
      5,600   Central & South West Corp.                               143,500
      4,143   CINergy Corp.                                            138,273
      1,500   Columbia Gas System, Inc.                                 95,438
      6,200   Consolidated Edison Co. of New York                      181,350
      2,500   Consolidated Natural Gas Co.                             138,125
      3,800   DTE Energy Co.                                           123,025
      5,300   Duke Power Co.                                           245,125
     11,500   Edison International                                     228,563
      1,800   ENSERCH Corp.                                             41,400
      6,100   Entergy Corp.                                            169,275
      4,800   FPL Group, Inc.                                          220,800
        400   GPU, Inc.                                                 13,450
     25,500   GTE Corp.                                              1,160,250
      6,200   Houston Industries, Inc.                                 140,275
      8,300   Laidlaw, Inc., Class B                                    95,450
      3,800   Niagara Mohawk Power Corp. *                              37,525
      3,600   Noram Energy Corp.                                        55,350
      1,800   Northern States Power Co.                                 82,575
     11,700   NYNEX Corp.                                              563,063
      4,000   Ohio Edison Co.                                           91,000
     10,900   Pacific Gas & Electric Co.                               228,900
     11,300   Pacific Telesis Group                                    415,275
      7,800   Pacificorp                                               159,900
      5,900   PECO Energy Co.                                          148,975
        900   Peoples Energy Corp.                                      30,488
      4,300   PP & L Resources, Inc.                                    98,900
      6,300   Public Service Enterprise Group, Inc.                    171,675
     16,000   SBC Communications, Inc.                                 828,000
     17,800   Southern Co.                                             402,725
      5,900   Texas Utilities Co.                                      240,425
      5,700   Unicom Corp.                                             154,613
      2,700   Union Electric Co.                                       103,950
     12,800   WMX Technologies, Inc.                                   417,600
     10,800   Worldcom, Inc. *                                         281,475
                                                                  ------------
                                                                    11,933,029
                                                                  ------------

              Consumer Staples - 6.68%
      4,500   American Brands, Inc.                               $    223,313
      2,300   Black & Decker Corp.                                      69,288
      1,400   Clorox Co.                                               140,525
     65,900   Coca-Cola Co.                                          3,467,988
      1,000   Coors (Adolph) Co., Class B                               19,000
      2,000   Fruit of the Loom, Inc., Class A *                        75,750
      4,200   General Mills, Inc.                                      266,175
     11,100   Minnesota Mining & Manufacturing Co.                     919,913
      4,200   Newell Co.                                               132,300
     41,200   PepsiCo, Inc.                                          1,205,100
     21,600   Philip Morris Cos., Inc.                               2,432,700
      2,800   Ralston Purina Co.                                       205,450
        500   Springs Industries, Inc., Class A                         21,500
      4,200   Unilever NV                                              736,050
      1,700   VF Corp.                                                 114,750
      2,700   Whitman Corp.                                             61,763
                                                                  ------------
                                                                    10,091,565
                                                                  ------------

              Retail - 3.81%
      6,700   Albertson's, Inc.                                        238,688
      3,900   American Stores Co.                                      159,413
      3,800   CPC International, Inc.                                  294,500
        100   CVS Corp.                                                  4,138
      2,800   Charming Shoppes, Inc. *                                  14,175
      2,600   Circuit City Stores, Inc.                                 78,325
      5,700   Dayton-Hudson Corp.                                      223,725
      3,000   Dillard Department Stores, Inc., Class A                  92,625
      5,500   Federated Department Stores, Inc. *                      187,688
      1,000   Fleming Cos., Inc.                                        17,250
      7,500   Gap, Inc.                                                225,938
      1,600   Giant Food, Inc., Class A                                 55,200
      1,000   Great Atlantic & Pacific Tea Co., Inc.                    31,875
      1,900   Harcourt General, Inc.                                    87,638
     12,800   Kmart Corp. *                                            132,800
      3,300   Kroger Co. *                                             153,450
      7,200   Limited, Inc.                                            132,300
      6,700   May Department Stores Co.                                313,225
      1,000   Mercantile Stores Co., Inc.                               49,375
      2,100   Nordstrom, Inc.                                           74,419
        640   Payless Shoesource *                                      24,000
      6,100   Penney (J.C.) Co., Inc.                                  297,375
      5,256   Price Enterprises, Inc. *                                132,057
      3,200   Rite Aid Corp.                                           127,200
     10,400   Sears Roebuck & Co.                                      479,700
      1,800   Supervalu, Inc.                                           51,075
      7,300   Toys `R' Us, Inc. *                                      219,000
     60,800   Wal-Mart Stores, Inc.                                  1,390,800
      6,500   Walgreen Co.                                             260,000
      4,000   Winn-Dixie Stores, Inc.                                  126,500
      3,500   Woolworth Corp. *                                         76,563
                                                                  ------------
                                                                     5,751,017
                                                                  ------------
              Metals and Mining - 1.45%
      6,000   Alcan Aluminum, Ltd.                                     201,750
      4,602   Allegheny Teledyne, Inc.                                 105,846
      4,600   Aluminum Co. of America                                  293,250
      9,500   Barrick Gold Corp.                                       273,125
      5,900   Battle Mountain Gold Co.                                  40,563

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
              Metals and Mining (continued)
      3,000   Bethlehem Steel Corp. *                             $     27,000
      3,100   Biomet, Inc.                                              46,888
      2,500   Cyprus Amax Minerals Co.                                  58,438
      3,700   Echo Bay Mines, Ltd.                                      24,513
      5,100   Freeport-Mcmoran Copper & Gold, Inc., Class B            152,363
      1,346   Getchell Gold Corp. *                                     51,653
      4,500   Inco, Ltd., Class A                                      143,438
      1,300   Inland Steel Industries, Inc.                             26,000
      2,648   Newmont Mining Corp.                                     118,498
      2,300   Nucor Corp.                                              117,300
      1,700   Phelps Dodge Corp.                                       114,750
      6,300   Placer Dome, Inc.                                        137,025
      1,700   Reynolds Metals Co.                                       95,838
      3,501   Santa Fe Pacific Gold Corp.                               53,828
        800   Timken Co.                                                36,700
        700   TRINOVA Corp.                                             25,463
      2,400   Worthington Industries, Inc.                              43,500
                                                                  ------------
                                                                     2,187,729
                                                                  ------------
              Building and Construction - 1.43%
      2,800   Armco, Inc. *                                             11,550
        800   Centex Corp.                                              30,100
      2,500   Champion International Corp.                             108,125
      3,000   Dover Corp.                                              150,750
      2,200   Fluor Corp.                                              138,050
     12,733   Home Depot, Inc.                                         638,242
      1,000   Kaufman & Broad Home Corp.                                12,875
      3,000   Loews Corp.                                              282,750
      4,600   Lowe's Cos., Inc.                                        163,300
      4,200   Masco Corp.                                              151,200
        900   Newport News Shipbuilding, Inc. *                         13,500
      1,400   Owens-Corning Fiberglass Corp.                            59,675
      4,900   PPG Industries, Inc.                                     275,013
        600   Pulte Corp.                                               18,450
      1,500   Willamette Industries, Inc.                              104,438
                                                                  ------------
                                                                     2,158,018
                                                                  ------------

              Aerospace-Airlines - 0.87%
      2,400   AMR Corp. *                                              211,500
      2,000   Delta Air Lines, Inc.                                    141,750
      1,700   General Dynamics Corp.                                   119,850
      6,300   Raytheon Co.                                             303,188
      3,800   Southwest Airlines Co.                                    84,075
      6,400   United Technologies Corp.                                422,400
      1,700   USAir Group, Inc. *                                       39,738
                                                                  ------------
                                                                     1,322,501
                                                                  ------------

              Health Services - 0.84%
      1,500   Bard (C.R.), Inc.                                         42,000
     17,800   Columbia/HCA Healthcare Corp.                            725,350
      2,517   Fresenius Medical Care, ADR *                             70,791
      2,100   St. Jude Medical, Inc. *                                  89,513
      5,700   Tenet Healthcare Corp. *                                 124,688
      4,900   United Healthcare Corp.                                  220,500
                                                                  ------------
                                                                     1,272,842
                                                                  ------------

              Transportation - 0.68%
      4,084   Burlington Northern Santa Fe Corp.                       352,756
        600   Consolidated Freightways Corp. *                           5,325
      5,700   CSX Corp.                                                240,825
      3,000   Federal Express Corp. *                                  133,500
      3,300   Norfolk Southern Corp.                                   288,750
                                                                  ------------
                                                                     1,021,156
                                                                  ------------

              Business Services - 0.66%
      1,433   ACNielson Corp.                                           21,674
      4,500   Cognizant Corp.                                          148,500
      1,700   Ecolab, Inc.                                              63,962
     11,900   First Data Corp.                                         434,350
      3,400   HFS, Inc.                                                203,150
      2,100   Interpublic Group of Companies, Inc.                      99,750
      1,500   Safety Kleen Corp.                                        24,563
                                                                  ------------
                                                                       995,949
                                                                  ------------

              Food Services - 0.62%
        700   Darden Restaurants, Inc.                                   6,125
        600   Luby's Cafeterias, Inc.                                   11,925
     18,500   McDonald's Corp.                                         837,125
      1,300   Ryan's Family Steak Houses, Inc. *                         8,938
      1,300   Shoney's, Inc. *                                           9,100
      3,400   Wendy's International, Inc.                               69,700
                                                                  ------------
                                                                       942,913
                                                                  ------------

              Consumer Service - 0.33%
      2,800   Block (H & R), Inc.                                       81,200
     10,475   CUC International, Inc. *                                248,781
      6,200   Service Corp. International                              173,600
                                                                  ------------
                                                                       503,581
                                                                  ------------

              Hotels-Leisure - 0.29%
      1,600   Choice Hotels International, Inc. *                       28,200
      2,700   Harrah's Entertainment, Inc. *                            53,663
      6,500   Hilton Hotels Corp.                                      169,813
      3,400   Marriott International, Inc.                             187,850
                                                                  ------------
                                                                       439,526
                                                                  ------------

              Broadcasting - 0.25%
      8,600   Comcast Corp. Special, Class A                           153,188
     17,600   Tele-Communications, Inc., TCI Group, Class A            229,900
                                                                  ------------
                                                                       383,088
                                                                  ------------

              Electronics - 0.07%
        900   Tektronix, Inc.                                           46,125
      1,400   Thomas & Betts Corp.                                      62,125
                                                                  ------------
                                                                       108,250
                                                                  ------------

              Capital Goods - 0.07%
      1,100   Cincinnati Milacron, Inc.                                 24,063
      1,100   Foster Wheeler Corp.                                      40,838
        900   Giddings & Lewis, Inc.                                    11,588
        200   Nacco Industries, Inc., Class A                           10,700
      2,000   Navistar International Corp. *                            18,250
                                                                  ------------
                                                                       105,439
                                                                  ------------

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
              Leisure and Entertainment - 0.04%
      2,600   Brunswick Corp.                                     $     62,400
                                                                  ------------
              Total Common Stocks                                  148,605,973
              (Cost $107,843,565)                                 ------------


PREFERRED STOCKS - 0.01%

        261     Aetna, Inc., Class C                                    20,717
      2,400     Fresenius National Medical Care, Inc., Class D *           264
                                                                  ------------
                Total Preferred Stocks                                  20,981
                (Cost $17,063)                                    ------------

   Par Value
   ---------

U.S. GOVERNMENT OBLIGATION (A) - 0.22%

                U.S. Treasury Bill - 0.22%
 $  350,000     5.20%,11/13/97 (1)                                     334,012
                                                                  ------------
                Total U.S. Government Obligation                       334,012
                (Cost $334,301)                                   ------------


COMMERCIAL PAPER (A) - 1.32%

  2,000,000     Rohm & Haas Co.
                6.75%, 01/02/97                                      1,999,625
                                                                  ------------
                Total Commercial Paper                               1,999,625
                (Cost $1,999,625)                                 ------------

INVESTMENT COMPANY - 0.15%

    223,554     Goldman Sachs Financial Square Prime
                Obligation Portfolio Fund                         $    223,554
                                                                  ------------
                Total Investment Company                               223,554
                (Cost $223,554)                                   ------------

                Total Investments - 100.04%                        151,184,145
                (Cost $110,418,108)                               ------------
                Net Other Assets and Liabilities - (0.04)%             (54,484)
                                                                  ------------
                Net Assets - 100.00%                              $151,129,661
                                                                  ============

--------------------------------------------------
  *  Non income producting security.
(A)  Effective yield at time of purchase.
ADR  American Depositary Receipt
(1) Security has been deposited as initial margin on open futures contracts. At December 31, 1996, the Portfolio's open future contracts were as follows:

     Number of        Contract  Expiration      Current Opening        Market Value
     ---------        --------  ----------      ---------------        ------------
Contracts Purchased     Type       Date            Position        at December 31, 1996
-------------------     ----       ----            --------        --------------------
        6             S & P 500    03/97          $2,291,310            $2,233,500

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $110,464,861. Net realized appreciation (depreciation) aggregated $40,719,284, of which $42,911,029 related to appreciated investment securities and $(2,191,745) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $2,120,444. (Unaudited)

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $50,178,615 and $13,496,471 from non-governmental issuers, respectively.

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                         Investment Grade Income Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                 Moody's Ratings       Value
  Par Value                                        (Unaudited)        (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.59%
              Federal National
              Mortgage Association - 14.43%
$   948,829   6.50%, 05/01/08, Pool # 050730 (C)        Aaa       $    938,003
    727,582   8.50%, 07/01/08, Pool # 010001 (C)        Aaa            759,384
    286,965   8.00%, 04/01/09, Pool # 111253 (C)        Aaa            294,761
    917,612   9.00%, 02/01/10, Pool # 303165 (C)        Aaa            960,602
  1,793,300   6.50%  09/01/10, Pool # 327824 (C)        Aaa          1,763,082
    358,349   7.00%, 05/01/17, Pool # 068635 (C)        Aaa            360,037
  1,669,533   8.00%  04/01/22, Pool # 124267 (C)        Aaa          1,712,173
  1,987,856   8.00%  01/01/23, Pool # 125178 (C)        Aaa          2,036,300
    956,825   8.00%, 04/01/23, Pool # 124834 (C)        Aaa            980,143
  2,379,051   7.00%, 11/01/23, Pool # 050930 (C)        Aaa          2,335,919
     55,197   7.00%, 11/01/23, Pool # 249703 (C)        Aaa             54,196
  3,599,502   6.50%, 01/01/24, Pool # 050965 (C)        Aaa          3,452,138
    657,472   7.00%, 02/01/24, Pool # 050993 (C)        Aaa            645,552
  2,098,589   7.50%, 10/01/25, Pool # 321152 (C)        Aaa          2,100,184
    418,211   7.50%, 10/01/26, Pool # 359890 (C)        Aaa            418,408
    652,789   7.50%, 12/01/26, Pool # 362034 (C)        Aaa            652,378
    404,000   7.50%, 12/01/26, Pool # 366778 (C)        Aaa            403,745
  2,841,481   7.50%, 12/01/26 (D)                       Aaa          2,839,691
                                                                  ------------
                                                                    22,706,696
                                                                  ------------

              Federal Home Loan
              Mortgage Corporation (C) - 9.12%
    466,841   9.50%, 03/01/01, Pool # 200029            Aaa            487,121
    274,986   6.50%, 06/01/04, Pool # 548801            Aaa            273,292
    344,972   6.50%, 08/01/04, Pool # 181863            Aaa            343,361
  1,672,268   7.50%, 01/01/07, Pool # E00071            Aaa          1,701,951
    419,198   8.00%, 04/01/07, Pool # 170014            Aaa            431,150
    408,923   8.00%, 09/01/08, Pool # 530125            Aaa            419,853
    271,625   8.00%, 04/01/09, Pool # 534627            Aaa            277,481
    183,545   8.00%, 06/01/09, Pool # 184989            Aaa            188,653
    346,215   8.00%, 08/01/09, Pool # 546108            Aaa            355,850
  3,903,063   7.00%, 08/01/10, Pool # E20187            Aaa          3,906,303
     40,537   7.00%, 09/01/11, Pool # E65257            Aaa             40,511
    486,682   7.00%, 11/01/11, Pool # E65777            Aaa            486,376
  1,260,000   7.00%, 12/01/11, Pool # E20276            Aaa          1,259,206
  1,269,964   7.90%, 07/01/16, Pool # W30001            Aaa          1,330,684
    634,983   8.75%, 05/01/17, Pool # A00870            Aaa            666,846
    517,238   7.50%, 10/01/18, Pool # 304313            Aaa            523,155
    740,485   9.50%, 08/01/19, Pool # 555229            Aaa            796,481
     26,276   9.50%, 08/01/20, Pool # A00742            Aaa             28,433
     25,331   10.00%, 10/01/20, Pool # D13442           Aaa             27,715
    244,576   10.00%, 12/01/20, Pool # D06613           Aaa            267,696
    489,830   9.50%, 02/01/21, Pool # D06612            Aaa            530,540
                                                                  ------------
                                                                    14,342,658
                                                                  ------------

              U.S. Treasury Notes - 8.41%
  1,300,000   5.13%, 02/28/98                           Aaa          1,291,667
    750,000   5.13%, 04/30/98                           Aaa            744,255
  4,070,000   5.88%, 03/31/99                           Aaa          4,066,174
  1,500,000   7.75%, 01/31/00                           Aaa          1,569,615
  5,730,000   5.75%, 08/15/03                           Aaa          5,558,100
                                                                  ------------
                                                                    13,229,811
                                                                  ------------

              U.S. Treasury Bonds - 7.79%
$ 4,565,000   7.25%, 05/15/16                           Aaa       $  4,820,366
  1,500,000   7.50%, 11/15/16                           Aaa          1,623,746
  2,750,000   7.63%, 11/15/22                           Aaa          3,035,753
  2,662,000   7.13%, 02/15/23                           Aaa          2,779,288
                                                                  ------------
                                                                    12,259,153
                                                                  ------------

              Government National
              Mortgage Association - 4.19%
  1,719,995   9.50%, 02/15/06, Pool # 780238            Aaa          1,830,367
    323,750   6.50%, 09/15/08, Pool # 357124 (C)        Aaa            320,661
    170,617   9.00%, 08/15/16, Pool # 165233 (C)        Aaa            183,079
    237,198   9.00%, 08/15/16, Pool # 173341 (C)        Aaa            254,522
    289,281   8.00%, 08/15/22, Pool # 323199 (C)        Aaa            297,236
  1,056,308   7.00%, 06/15/23, Pool # 349678 (C)        Aaa          1,038,815
    440,116   8.00%, 08/15/26, Pool # 431243            Aaa            448,918
    418,138   8.00%, 09/15/26, Pool # 421495            Aaa            426,501
    496,513   8.00%, 09/15/26, Pool # 431341            Aaa            506,443
  1,257,477   8.00%, 09/15/26, Pool # 436476            Aaa          1,282,627
                                                                  ------------
                                                                     6,589,169
                                                                  ------------

              Federal Home Loan Bank - 0.65%
  1,000,000   7.89%, 12/23/97                           Aaa          1,019,840
                                                                  ------------
              Total U.S. Government
              and Agency Obligations                                70,147,327
              (Cost $69,889,085)                                  ------------

CORPORTATE NOTES AND BONDS - 34.93%

              Finance - 8.14%
  1,450,000   BCH Cayman Islands, Ltd.
              Yankee Subordinated Note, Guaranteed
              6.50%, 02/15/06                             A          1,374,383
  1,000,000   Capital One Bank, MTN
              5.95%, 02/15/01                           Baa            966,022
    500,000   Coles Myer Finance USA, Ltd., MTN,
              Guaranteed
              5.45%, 07/16/98                             A            495,310
  1,300,000   Ford Motor Credit Co.
              6.25%, 12/08/05                             A          1,231,724
  1,500,000   General Motors Acceptance Corp.
              7.00%, 03/01/00                             A          1,518,840
    800,000   Heller Financial, Inc.
              7.75%, 05/15/97                             A            805,104
  1,500,000   Merita Bank, Ltd., Yankee
              Subordinated Note
              6.50%, 01/15/06                             A          1,429,035
  1,500,000   RHG Finance Corp., Guaranteed
              8.88%, 10/01/05                            Ba          1,585,680
  1,300,000   Santander Financial Issuances, Ltd.
              Yankee Subordinated Note, Guaranteed
              7.75%, 05/15/05                             A          1,353,066
  1,975,000   Zions Institutional Capital Trust
              Series A
              8.54%, 12/15/26 (B)                         A          2,054,000
                                                                  ------------
                                                                    12,813,164
                                                                  ------------

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                         Investment Grade Income Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                   Moody's Ratings      Value
  Par Value                                          (Unaudited)       (Note 2)
--------------------------------------------------------------------------------
              Oil, Gas, and Petroleum - 4.15%
$ 1,350,000   Coastal Corp., Senior Debenture
              9.75%, 08/01/03                           Baa         $  1,534,356
  1,000,000   Parker & Parsley Petroleum Co.,
              Senior Note
              8.88%, 04/15/05                           Baa            1,106,690
    700,000   Southwest Gas Corp., Debenture,
              Series F
              9.75%, 06/15/02                           Baa              789,488
    580,000   Texas Utilities Electric Co.,
              First Mortgage
              7.38%, 10/01/25                           Baa              545,942
  1,000,000   Tosco Corp., First Mortgage,
              Series A
              9.00%, 03/15/97                           Baa            1,015,000
  1,500,000   Valero Energy Corp., MTN
              7.50%, 05/31/01                           Ba             1,543,590
                                                                    ------------
                                                                       6,535,066
                                                                    ------------
              Utilities - 3.55%
  2,170,000   Connecticut Light & Power Co.
              First Mortgage, Series 94D
              7.88%, 10/01/24                           Baa            2,233,559
  1,000,000   Empresa Electrica Pehuenche S.A.
              Yankee Note
              7.30%, 05/01/03                           Baa            1,010,910
  1,250,000   PECO Energy Co.
              First Mortgage, Series 1992
              7.50%, 01/15/99                           Baa            1,277,325
  1,050,000   Sithe/Independence Funding Corp.
              Guaranteed, Series A
              9.00%, 12/30/13                           Baa            1,067,420
                                                                    ------------
                                                                       5,589,214
                                                                    ------------
              Securities Brokers, Dealers and
              Exchanges - 3.39%
  1,300,000   Donaldson Lufkin & Jenrette, Inc.
              Senior Note
              6.88%, 11/01/05                           Baa            1,266,642
  1,500,000   Legg Mason, Inc., Senior Note
              6.50%, 02/15/06                           Baa            1,415,115
  1,500,000   Paine Webber Group, Inc., Debenture
              9.25%, 12/15/01                           Baa            1,644,120
  1,000,000   Salomon, Inc., Senior Note
              7.25%, 05/01/01                           Baa            1,009,460
                                                                    ------------
                                                                       5,335,337
                                                                    ------------
              Transportation - 2.89%
  1,300,000   AMR Corp., Debenture
              9.50%, 05/15/01                           Baa            1,424,202
    900,000   Consolidated Freightways, Inc.
              9.13%, 08/15/99                           Baa              946,080
  2,003,000   United Air Lines, Inc.
              9.00%, 12/15/03                           Baa            2,179,264
                                                                    ------------
                                                                       4,549,546
                                                                    ------------
              Manufacturing - 2.12%
$ 1,500,000   Black & Decker Corp.
              6.63%, 11/15/00                           Baa           $1,498,125
  1,200,000   Boise Cascade Corp., Debenture
              10.13%, 12/15/97                          Baa            1,243,500
    600,000   Chesapeake Corp., Debenture
              7.20%, 03/15/05                           Baa              590,040
                                                                     -----------
                                                                       3,331,665
                                                                     -----------
              Telephone and
              Telecommunications - 1.91%
  1,000,000   GTE Corp., Debenture
              8.85%, 03/01/98                             A            1,031,020
    500,000   GTE Corp., Debenture
              8.75%, 11/01/21                             A              580,000
  1,550,000   TCI Communications, Inc., Senior
              Debenture
              7.88%, 02/15/26                            Ba            1,386,413
                                                                     -----------
                                                                       2,997,433
                                                                     -----------
              Printing and Publishing - 1.78%
  1,050,000   News America Holdings, Inc.
              Senior Note, Guaranteed
              9.13%, 10/15/99                            Baa           1,120,392
    550,000   Time Warner, Inc., Debenure
              9.15%, 02/01/23                            Ba              596,195
  1,080,000   Time Warner, Inc., Debenure
              8.05%, 01/15/16                            Ba            1,076,512
                                                                     -----------
                                                                       2,793,099
                                                                     -----------
              Processed Foods - 1.67%
  1,000,000   Ralcorp Holdings, Inc.
              8.75%, 09/15/04                            Ba            1,092,750
  1,500,000   Ralston Purina Co., Debenture
              7.75%, 10/01/15                            Baa           1,538,190
                                                                     -----------
                                                                       2,630,940
                                                                     -----------
              Industrial - 1.57%
  1,250,000   Amax, Inc., Debenture
              9.88%, 06/13/01                            Baa           1,394,488
  1,050,000   USX-Marathon Group, Inc.,
              Debenture
              8.88%, 09/15/97                            Baa           1,069,131
                                                                     -----------
                                                                       2,463,619
                                                                     -----------
              Health Products - 1.28%
  2,000,000   Allegiance Corp.
              7.30%, 10/15/06                            Baa           2,013,260
                                                                     -----------
              Pharmaceuticals - 0.85%
  1,350,000   Georgia Gulf Corp.
              7.63%, 11/15/05                            Ba            1,328,805
                                                                     -----------
              Foreign - 0.66%
  1,000,000   Republic of Colombia, Series E, MTN
              8.66%, 10/07/16 (B)                        Ba            1,043,750
                                                                     -----------

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                         Investment Grade Income Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                   Moody's Ratings     Value
   Shares                                            (Unaudited)      (Note 2)
--------------------------------------------------------------------------------
              Engineering and Construction - 0.53%
$   850,000   Pulte Corp., Senior Note
              7.00%, 12/15/03                            Baa      $    838,202
                                                                  ------------
              Consumer Products - 0.44%
    675,000   Time Warner Entertainment Co., LP
              Senior Debenture
              8.38%, 03/15/23                            Baa           684,362
                                                                   -----------
              Total Corporate Notes and Bonds                       54,947,462
              (Cost $54,667,777)                                   -----------

ASSET-BACKED SECURITIES (C) - 16.40%

  1,750,000   Associates Manufactured Housing
              Class A2, Series 1996-1
              6.70%, 03/15/27                            Aaa         1,766,680
  2,045,690   Bear Stearns Mortgage Securities, Inc.
              Class 1A, Series 1995-1, CMO
              6.48%, 05/25/10                            Aaa         2,007,333
    446,171   Contimortgage Home Equity Loan Trust
              Class A1, Series 1994-3
              7.63%, 05/15/09                            Aaa           447,705
  1,962,033   Federal National Mortgage Association
              Class A, Series 1996-M6,
              7.37%, 08/17/03,
              CMO, REMIC (C)                             Aaa         2,016,602
  1,599,526   First Plus Home Loan Trust
              Class A5, Series 1996-2
              7.47%, 02/20/11                            Aaa         1,629,017
    775,000   First Plus Home Loan Trust
              Class A3, Series 1996-3
              7.05%, 11/20/08                            Aaa           781,781
  1,497,671   General Motors Acceptance Corp.
              Commercial Mortgage Securities, Inc.
              Class A2A, Series 1996-C1, CMO
              6.79%, 09/15/03                            Aaa         1,493,459
  1,700,000   Green Tree Financial Corp.
              Class A3, Series 1994-1
              6.90%, 04/15/19                             Aa         1,719,391
    500,000   Green Tree Financial Corp.
              Class A2, Series 1994-2
              7.35%, 05/15/19                             Aa           506,405
    850,000   Green Tree Financial Corp.
              Class A3, Series 1994-8
              8.25%, 04/15/20                             Aa           877,163
    853,462   Green Tree Recreational Equipment &
              Consumer Trust
              Class A1, Series 1996-A
              5.55%, 02/15/18                            Aaa           830,794
    556,969   Nationsbank Auto Grantor Trust
              Class B, Series 1995-A
              6.00%, 06/15/02                              A           555,749

  1,950,000   Olympic Automobile Receivables Trust
              Class A4, Series 1996-A
              5.85%, 07/15/01                            Aaa         1,934,766
  1,350,000   Premier Auto Trust
              Class A4, Series 1995-4
              6.00%, 05/06/00                            Aaa         1,350,000
  1,000,000   Premier Auto Trust
              Class A3, Series 1996-2
              6.35%, 01/06/00                            Aaa         1,004,680
  1,500,000   Residential Asset Securitization Trust
              Class A3, Series 1996-A10, CMO
              7.50%, 11/25/11                            Aaa         1,513,125
  1,250,000   Residential Asset Securitization Trust
              Class A5, Series 1996-A5, CMO
              7.75%, 09/25/26                            Aaa         1,273,047
  1,750,000   Resolution Trust Corp.
              Class A4C, Series 1995-C1, CMO
              6.85%, 02/25/27                            Aaa         1,740,703
  1,150,508   Structured Asset Securities Corp.
              Class A1B, Series 1996-CFL, CMO
              5.75%, 02/25/28                             NR         1,146,194
    460,152   United Air Lines, Inc., Series 1991-B1
              9.30%, 03/22/08                            Baa           501,042
    182,629   Western Financial Grantor Trust
              Class A2, Series 1994-2
              6.38%, 09/01/99                            Aaa           184,113
    535,720   Western Financial Grantor Trust
              Class A2, Series 1995-2
              7.10%, 07/01/00                            Aaa           532,707
                                                                   -----------
              Total Asset-Backed Securities                         25,812,456
              (Cost $25,696,671)                                   -----------

   Shares
   ------

COMMERCIAL PAPER (A) - 4.75%

  2,000,000   Receivables Capital Corp.
              5.57%, 01/28/97                            Aaa         1,991,645
  2,500,000   Rohm & Haas Co.
              6.75%, 01/02/97                            Aaa         2,499,531
  3,000,000   Federal National Mortgage Association
              5.45%, 01/14/97                            Aaa         2,994,096
                                                                    ----------
              Total Commercial Paper                                 7,485,272
              (Cost $7,485,272)                                     ----------

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                         Investment Grade Income Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.16%
    247,638   Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                           $    247,638
                                                                  ------------
              Total Investment Company                                 247,638
              (Cost $247,638)                                     ------------

Total Investments - 100.83%                                        158,640,155
(Cost $157,986,443)                                               ------------

Net Other Assets and Liabilities - (0.83)%                         (1,312,925)
                                                                  ------------
Net Assets - 100.00%                                              $157,327,230
                                                                  ============

-----------------------------------------------
(A)   Effective yield at time of purchase.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutions buyers. At December 31, 1996, these securities amounted to $3,097,750 or 1.97% of net assets.
(C)   Pass Through Certificates
(D)   Forward Commitment
CMO   Collateralized Mortgage Obligations
MTN   Medium Term Note
REMIC Real Estate Mortgage Investment Conduit

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $158,065,791. Net realized appreciation (depreciation) aggregated $574,364, of which $2,030,265 related to appreciated investment securities and $(1,455,901) related to depreciated investment securities.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $1,515,795 in 2002. During 1996, the fund utilized $216,143 of its capital loss carryforwards.

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $46,574,081 and $18,839,391 from non-governmental issuers, respectively, and $128,371,398 and $136,071,521 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                          Moody's Ratings (Unaudited)
                         Aaa                   61.96%
                         Aa                     1.96
                         A                      7.85
                         Baa                   21.42
                         Ba                     6.09
                         NR (Not Rated)         0.72
                                              -------
                                              100.00%

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                             Government Bond Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
Par Value                                                             (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 89.76%
              U.S. Treasury Notes - 42.92%
$ 1,750,000   6.13%, 03/31/98                                     $    1,758,470
  2,050,000   8.25%, 07/15/98                                          2,123,021
  1,200,000   6.88%, 08/31/99                                          1,225,128
  6,400,000   7.13%, 02/29/00                                          6,588,992
  2,250,000   6.25%, 10/31/01                                          2,252,115
  5,475,000   5.75%, 08/15/03                                          5,310,750
    650,000   6.50%, 08/15/05                                            654,167
                                                                  --------------
                                                                      19,912,643
                                                                  --------------

              Federal National Mortgage Association - 17.71%
  1,175,000   6.16%, 03/29/01, MTN                                     1,166,740
  1,226,271   7.37%, 08/17/03, Class A
              Series 1996-M6, CMO (A)                                  1,260,376
  1,423,244   6.50%, 05/01/08, Pool # 50730 (A)                        1,407,004
  1,300,000   8.40%, 02/25/09, Class B
              Series 1994-M5,CMO (A)                                   1,383,688
    172,179   8.00%, 04/01/09, Pool # 111253 (A)                         176,857
  1,660,596   7.50%, 12/01/09, Pool # 356808 (A)                       1,688,095
  1,000,000   6.40%, 11/25/10, Class A2
              Series 1995-T2, REMIC (A)                                1,001,094
    132,305   7.00%, 05/01/17, Pool # 68635 (A)                          132,928
                                                                  --------------
                                                                       8,216,782
                                                                  --------------

              Federal Home Loan Mortgage Corporation - 11.84%
    895,000   7.19%, 09/15/99, Series A                                  902,831
    486,770   9.50%, 03/01/01, Pool # 200029 (A)                         507,915
  1,000,000   5.99%, 03/06/01, Series 1                                  981,250
    183,324   6.50%, 06/01/04, Pool # 548801 (A)                         182,195
    284,977   6.50%, 08/01/04, Pool # 181863 (A)                         283,646
    408,923   8.00%, 09/01/08, Pool # 530125 (A)                         419,853
    308,304   8.00%, 04/01/09, Pool # 534627 (A)                         314,950
    114,725   8.00%, 06/01/09, Pool # 184989 (A)                         117,918
    346,215   8.00%, 08/01/09, Pool # 546108 (A)                         355,850
    220,882   8.00%, 09/01/09, Pool # 273699 (A)                         226,086
    347,256   7.90%, 07/01/16, Pool # W30001 (A)                         363,859
    410,724   8.00%, 06/01/19, Pool # 544250                             422,335
    380,933   10.00%, 03/01/21, Pool # A00969                            416,467
                                                                  --------------
                                                                       5,495,155
                                                                  --------------

              U.S. Government Backed Bonds - 6.73%
  1,500,000   State of Israel, Class 1-B
              5.25%, 03/15/98                                          1,490,565
  1,100,000   Tennessee Valley Authority, Series D
              6.00%, 11/01/00                                          1,088,483
    550,000   Tennessee Valley Authority, Series A
              6.38%, 06/15/05                                            541,321
                                                                  --------------
                                                                       3,120,369
                                                                  --------------

              Government National Mortgage Association - 6.42%
    512,495   9.50%, 02/15/06, Pool # 780238                             545,382
    111,120   8.00%, 12/15/06, Pool # 014758 (A)                         115,322
    107,510   6.50%, 06/15/09, Pool # 376548 (A)                         106,468
  2,195,956   7.00%, 06/15/09, Pool # 374332 (A)                       2,211,042
                                                                  --------------
                                                                       2,978,214
                                                                  --------------

              U.S. Treasury Bond - 3.04%
  1,100,000   10.75%, 08/15/05                                         1,411,266
                                                                  --------------

              Federal Home Loan Bank - 1.10%
    500,000   7.89%, 12/23/97                                            509,920
                                                                  --------------
              Total U.S. Government and Agency Obligations            41,644,349
              (Cost $41,553,449)                                  --------------

ASSET-BACKED SECURITIES (A) - 8.08%

    509,411   Advanta Mortgage Loan Trust
              Class A2, Series 1995-2
              6.60%, 02/25/10                                            510,603
  1,175,000   Associates Manufactured Housing
              Class A2, Series 1996-1
              6.70%, 03/15/27                                          1,186,199
    700,000   Green Tree Financial Corp.
              Class A3, Series 1994-7
              8.00%, 03/15/20                                            720,230
    136,554   Green Tree Recreational Equipment & Consumer Trust
              Class A1, Series 1996-A
              5.55%, 02/15/18                                            132,927
  1,200,000   Premier Auto Trust, Class A4, Series 1995-4
              6.00%, 05/06/00                                          1,200,000
                                                                  --------------
              Total Asset-Backed Securities                            3,749,959
              (Cost $3,765,600)                                   --------------


   Shares
   ------

INVESTMENT COMPANY - 0.80%

    369,023   Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                                  369,023
                                                                  --------------
              Total Investment Company                                   369,023
              (Cost $369,023)                                     --------------


Total Investments - 98.64%                                            45,763,331
(Cost $45,688,072)                                                --------------

Net Other Assets and Liabilities - 1.36%                                 632,600
                                                                  --------------
Net Assets - 100.00%                                              $   46,395,931
                                                                  ==============

--------------------------------------------------
(A)     Pass Through Certificates
CMO     Collateralized Mortgage Obligations
MTN     Medium Term Note
REMIC   Real Estate Mortgage Investment Conduit

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:
                     Moody's Ratings (Unaudited)
                  Aaa       100.00%
See Notes to Financial Statements.
----------------------------------------------------------

--------------------------------------------------------------------------------
                             Government Bond Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $45,744,515. Net realized appreciation (depreciation) aggregated $18,816 of which $221,227 related to depreciated investment securities and $(202,411) related to depreciated investment securities.


As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $1,544,794 in 2002; $515,322 in 2003; and $461,593 in 2004.

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $2,238,611 and $2,022,221 from non-governmental issuers, respectively, and $52,284,952 and $48,718,854 from U.S. Government and Agency issuers, respectively.

                      See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                        Value
Per Value                                                              (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 13.41%
              Automotive - 4.97%
 $3,000,000   American Honda Finance Corp., MTN
              5.62%, 08/15/97* (B)                                   $ 3,000,000
  1,000,000   Ford Motor Credit Co., MTN
              5.49%, 05/05/97*                                           999,851
    200,000   General Motors Acceptance Corp., MTN
              7.00%, 05/19/97                                            200,863
  2,500,000   General Motors Acceptance Corp., MTN
              5.46%, 06/04/97*                                         2,498,382
  1,100,000   General Motors Acceptance Corp., MTN
              6.50%, 07/25/97                                          1,104,943
  3,000,000   General Motors Acceptance Corp., MTN
              5.72%, 08/01/97*                                         3,002,449
                                                                   -------------
                                                                      10,806,488
                                                                   -------------

              Security Brokers, Dealers and Exchanges - 3.46%
  3,000,000   Bear Stearns Cos., Inc., MTN
              5.60%, 10/08/97*                                         3,000,000
  2,500,000   Morgan Stanley Group, Inc., MTN
              5.79%, 02/14/97*                                         2,500,527
  2,000,000   Paine Webber Group, Inc., MTN
              Senior Note
              8.63%, 03/03/97                                          2,010,047
                                                                   -------------
                                                                       7,510,574
                                                                   -------------

              Finance - 2.30%
  1,000,000   Associates Corp. of North America
              Senior Note
              6.88%, 01/15/97                                          1,000,410
  1,000,000   NBD Bank of North America, MTN
              4.60%, 02/03/97                                            998,956
    500,000   NBD Bank of North America, MTN
              6.50%, 05/27/97                                            501,127
  2,500,000   PNC Bank, MTN
              5.32%, 03/24/97*                                         2,499,512
                                                                   -------------
                                                                       5,000,005
                                                                   -------------

              Food and Beverage - 1.15%
  2,500,000   PepsiCo, Inc.
              6.13%, 01/15/98                                          2,509,191
                                                                   -------------

              Utilities - 0.93%
  1,000,000   Potomac Electric Power Co., MTN
              6.70%, 05/28/97                                          1,002,687

  1,000,000   Southwestern Bell Capital Corp., MTN
              7.75%, 10/30/97                                          1,014,477
                                                                   -------------
                                                                       2,017,164
                                                                   -------------
              Retail - 0.60%
  1,300,000   Sears Roebuck & Co., MTN
              5.22%, 02/24/97                                          1,298,322
                                                                   -------------
              Total Corporate Notes and Bonds                         29,141,744
                                                                   -------------
              (Cost $29,141,744)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.33%

              Federal Home Loan Bank (A)  - 6.90%
    770,000   5.24%, 02/19/97                                            764,508
  3,000,000   5.22%, 03/07/97                                          2,971,725
  7,000,000   5.25%, 05/02/97                                          6,876,479
  1,500,000   5.17%, 06/23/97                                          1,462,733
  1,500,000   5.61%, 07/07/97                                          1,456,289
  1,500,000   5.22%, 08/15/97                                          1,450,845
                                                                   -------------
                                                                      14,982,579
                                                                   -------------
              Federal Farm Credit Bank (A)  - 5.53%
  5,000,000   5.19%, 05/28/97                                          4,894,038
    335,000   5.19%, 05/29/97                                            327,852
  1,000,000   5.27%, 06/18/97                                            975,407
  2,625,000   5.25%, 10/31/97                                          2,509,833
  3,500,000   5.28%, 12/18/97                                          3,319,991
                                                                   -------------
                                                                      12,027,121
                                                                   -------------
              U.S. Treasury Notes - 2.30%
  2,000,000   5.50%, 07/31/97                                          1,996,406
  3,000,000   6.00%, 08/31/97                                          3,005,118
                                                                   -------------
                                                                       5,001,524
                                                                   -------------
              Federal National Mortgage Association (A) - 1.60%
  3,500,000   5.47%, 02/27/97                                          3,469,521
                                                                   -------------
              Total U.S. Government
              and Agency Obligations                                  35,480,745
                                                                   -------------
              (Cost $35,480,745)

MUNICIPAL BOND - 1.15%

  2,500,000   De Kalb County, Georgia
              Development Authority Revenue
              5.55%, 02/04/97                                          2,500,000
                                                                   -------------
              Total Municipal Bond                                     2,500,000
                                                                   -------------
              (Cost $2,500,000)

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                        Value
Per Value                                                              (Note 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (A) - 62.50%
              Finance - 22.41%
 $3,520,000   Asset Backed Capital Finance, Inc.
              5.51%, 03/17/97*                                   $     3,480,267
  1,000,000   Asset Backed Capital Finance, Inc.
              5.45%, 05/12/97                                            980,168
  5,000,000   Asset Backed Capital Finance, Inc.
              5.53%, 11/14/97*                                         4,999,160
  5,000,000   Clipper Receivables Corp.
              5.45%, 01/16/97                                          4,988,646
  2,000,000   Cofco Capital Corp.
              5.40%, 02/14/97                                          1,986,800
  2,000,000   Cofco Capital Corp.
              5.55%, 02/19/97                                          1,984,892
  2,400,000   Finance One Funding Corp.
              5.45%, 02/13/97                                          2,384,377
  3,000,000   Galacia Funding Corp.
              5.67%, 03/05/97                                          2,970,233
  2,000,000   Pegasus Two, Ltd.
              5.55%, 02/21/97                                          1,984,275
  3,000,000   Pegasus Two, Ltd.
              5.42%, 03/10/97                                          2,969,287
  4,000,000   Receivables Capital Corp.
              5.48%, 01/17/97                                          3,990,258
  5,493,000   Receivables Capital Corp.
              5.30%, 02/07/97                                          5,462,740
  5,000,000   Standard Credit Card Master Trust I
              5.52%, 01/14/97                                          4,990,033
  1,200,000   Toshiba International Finance
              5.55%, 01/24/97                                          1,195,745
  2,400,000   Toshiba International Finance
              5.35%, 04/15/97                                          2,362,907
  2,000,000   Toshiba International Finance
              5.42%, 06/09/97                                          1,952,123
                                                                   -------------
                                                                      48,681,911
                                                                   -------------
              Consumer Goods - 6.47%
  5,000,000   Den Danske Corp.
              5.37%, 01/09/97                                          4,994,033
  3,000,000   Den Danske Corp.
              5.34%, 02/10/97                                          2,982,200
  1,000,000   Duracell Inc.
              6.00%, 01/02/97                                            999,833
  2,500,000   Penney (J.C.) Funding Corp.
              5.39%, 03/19/97                                          2,471,178
    630,000   Sharp Electronics Corp.
              5.34%, 02/14/97                                            625,888
  2,000,000   Sharp Electronics Corp.
              5.33%, 02/21/97                                          1,984,898
                                                                   -------------
                                                                      14,058,030
                                                                   -------------

              Other - 5.49%
  4,000,000   Massachusetts Educational Finance Authority
              6.10%, 01/02/97                                          3,999,322
  8,000,000   Nebhelp Capital Services, Inc.
              5.34%, 02/24/97                                          7,935,920
                                                                   -------------
                                                                      11,935,242
                                                                   -------------

              Banking - 5.41%
  5,000,000   Banco Bradesco SA Grand Cayman
              5.30%, 04/28/97                                          4,913,875
  3,000,000   Banco De Credito Nacional SA
              5.65%, 06/06/97                                          2,926,550
  4,000,000   Unifunding, Inc.
              5.32%, 05/12/97                                          3,922,564
                                                                   -------------
                                                                      11,762,989
                                                                   -------------

              Security Brokers, Dealers and Exchanges - 5.23%
  3,000,000   CS First Boston, Inc.,
              5.29%, 04/02/97                                          2,959,884
  2,500,000   Merrill Lynch & Co., Inc.
              5.36%, 04/23/97                                          2,458,311
  3,000,000   Paine Webber Group, Inc.
              5.55%, 01/10/97                                          2,995,838
  3,000,000   Paine Webber Group, Inc.
              5.35%, 05/12/97                                          2,941,596
                                                                   -------------
                                                                      11,355,629
                                                                   -------------

              Automotive Financing- 4.32%
  2,500,000   General Motors Acceptance Corp.
              5.72%, 02/14/97                                          2,482,522
    925,000   General Motors Acceptance Corp.
              5.37%, 05/01/97                                            908,443
  6,000,000   Mitsubishi Motors Credit Of America
              5.97%, 01/15/97                                          5,987,330
                                                                   -------------
                                                                       9,378,295
                                                                   -------------
              Utilities - 3.55%
  1,200,000   Electricite De France
              6.00%, 01/02/97                                          1,199,800
    800,000   Laclede Gas Co.
              5.65%, 01/21/97                                            797,489
  3,000,000   Northern Indiana Public Service Co.
              5.40%, 02/03/97                                          2,985,150
  2,750,000   Northern Indiana Public Service Co.
              5.41%, 02/07/97                                          2,734,709
                                                                   -------------
                                                                       7,717,148
                                                                   -------------

                      See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                             MONEY MARKET FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                        Value
Par Value                                                              (Note 2)
--------------------------------------------------------------------------------
              Industrial - 3.45%
 $5,000,000   Cargill
              5.90%, 01/06/97                                     $    4,995,904
  2,500,000   Corporate Receivables Corp.
              5.42%, 01/13/97                                          2,495,483
                                                                   -------------
                                                                       7,491,387
                                                                   -------------

              Transportation - 3.44%
  2,500,000   Cooperative Association of Tractor Dealers
              5.60%, 01/21/97                                          2,492,222
  1,000,000   Cooperative Association of Tractor Dealers
              5.33%, 02/03/97                                            995,114
  2,500,000   Cooperative Association of Tractor Dealers
              5.40%, 02/04/97                                          2,487,250
  1,500,000   Daimler-Benz North America Corp.
              5.40%, 02/12/97                                          1,490,550
                                                                   -------------
                                                                       7,465,136
                                                                   -------------

              Paper - 2.73%
 $6,000,000   Jefferson Smurfit Finance Corp.
              5.40%, 03/18/97                                     $    5,931,600
                                                                   -------------
              Total Commercial Paper                                 135,777,367
              (Cost $135,777,367)                                  -------------


BANKERS' ACCEPTANCE - 4.07%

  1,157,242   Bank of Boston
              5.50%, 02/24/97                                          1,147,695
  1,900,000   Chase Manhattan Bank
              5.45%, 03/04/97                                          1,882,166
  2,000,000   Corestates Capital Corp.
              5.43%, 01/23/97                                          1,993,363
  1,419,450   European Investment Bank
              5.50%, 03/24/97                                          1,401,667
  1,308,708   European Investment Bank
              5.35%, 04/28/97                                          1,285,953
  1,150,000   Republic National Bank of New York
              5.45%, 03/14/97                                          1,137,465
                                                                   -------------
              Total Bankers' Acceptance                                8,848,309
              (Cost $8,848,309)                                    -------------


                      See Notes to Financial Statements.
                      ---------------------------------------------------------

--------------------------------------------------------------------------------
                             MONEY MARKET FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                        Value
Shares                                                                 (Note 2)
--------------------------------------------------------------------------------


              INVESTMENT COMPANY - 0.30%

    642,025   Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                           $      642,025
                                                                 ---------------
              Total Investment Company                                   642,025
                                                                 ---------------
              (Cost $642,025)

Total Investments - 97.76%                                           212,390,190
                                                                 ---------------
(Cost $212,390,190)
Net Other Assets and Liabilities - 2.24%                               4,865,542
                                                                 ---------------
Net Assets - 100.00%                                              $  217,255,732
                                                                 ===============

  * Interest is reset at various time intervals. The rate shown is that in effect at December 31, 1996.

(A) Effective yield at time of purchase.

(B) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of December 31, 1996, these securities amounted to $3,000,000 or 1.38% of net assets.

MTN Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $212,390,359.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; and $35,977 in 2004.

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                     Moody's Ratings (Unaudited)

                         Aaa     100.00%

                      See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------
            STATEMENTS OF ASSETS AND LIABILITIES . December 31, 1996
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Select                       Select
                                                                                 Aggressive                 International
                                                                                 Growth Fund                 Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
        Investments (Note 2):
                Investments at cost ......................................     $  333,797,417              $  203,574,071
                Net unrealized appreciation (depreciation) ...............         78,166,286                  37,815,416
                                                                               --------------              --------------
                Total investments at value ...............................        411,963,703                 241,389,487
        Cash .............................................................              4,298                     529,722
        Foreign currency
                (Cost and $3,984,676)
                (Notes 2 and 7) ..........................................                 --                   3,984,446
        Receivable for investments sold ..................................                 --                          --
        Receivable for shares sold .......................................            129,681                          --
        Receivable for foreign currency sold .............................                 --                          --
        Interest and dividend receivables ................................            128,368                     531,820
        Deferred organizational expense (Note 2) .........................                 --                          --
        Dividend tax reclaim receivables .................................                 --                     132,914
        Net unrealized appreciation on forward currency contracts
                (Notes 2 and 8)...........................................                 --                   1,104,753
                                                                               --------------              --------------
                Total Assets .............................................        412,226,050                 247,673,142
                                                                               --------------              --------------


LIABILITIES:
        Net unrealized depreciation on forward foreign
                currency contracts (Notes 2 and 8) .......................                 --                          --
        Payable for investments purchased ................................          3,870,522                          --
        Payable for foreign currency purchased ...........................                 --                          --
        Payable for shares repurchased ...................................            516,901                     570,617
        Payable for variation margin .....................................                 --                          --
        Advisory fee payable (Note 3) ....................................            342,467                     199,888
        Accrued expenses and other payables ..............................             54,127                      25,701
                                                                               --------------              --------------
                Total Liabilities ........................................          4,784,017                     796,206
                                                                               --------------              --------------

NET ASSETS ...............................................................     $  407,442,033              $  246,876,936
                                                                               ==============              ==============

NET ASSETS consist of
        Paid-in capital (Note 6) .........................................     $  322,489,225              $  206,373,860
        Undistributed (distribution in excess of) net investment income
          (loss)..........................................................                 --                     180,441
        Accumulated (distribution in excess of ) net realized gain (loss)
         on investments sold, foreign currency transactions and futures
         contracts........................................................          6,786,522                   1,388,245
        Net unrealized appreciation (depreciation) of investments, assets
         and liabilities in foreign currency and futures contracts .......         78,166,286                  38,934,390
                                                                               --------------              --------------
TOTAL NET ASSETS .........................................................     $  407,442,033              $  246,876,936
                                                                               ==============              ==============

Shares of beneficial interest outstanding
        (unlimited authorization, no par value) ..........................        200,053,471                 182,088,352

NET ASSET VALUE,
        Offering and redemption price per share
        (Net Assets/Shares Outstanding)...................................     $        2.037              $        1.356
                                                                               ==============              ==============

                      See Notes to Financial Statements.
                      ---------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

                                                                            -------------------------------------------------
                                                                                                Equity       Investment Grade
                                                                              Growth            Index             Income
                                                                               Fund              Fund              Fund
                                                                            -------------------------------------------------
ASSETS:
        Investments (Note 2):
                Investments at cost ......................................    454,071,926     110,418,108       157,986,443
                Net unrealized appreciation (depreciation) ...............    102,489,575      40,766,037           653,712
                                                                            -------------   -------------     -------------
                 Total investments at value ..............................    556,561,501     151,184,145       158,640,155
        Cash .............................................................          1,626           2,301            23,235
        Foreign currency
                 (Cost and $3,984,676)
                 (Notes 2 and 7) .........................................             --              --                --
        Receivable for investments sold ..................................      3,476,371              --         2,245,744
        Receivable for shares sold .......................................             --              --                --
        Receivable for foreign currency sold .............................             --              --                --
        Interest and dividend receivables ................................      1,399,776         265,242         1,829,305
        Deferred organizational expense (Note 2) .........................             --              --                --
        Dividend tax reclaim receivables .................................             --              --                --
        Net unrealized appreciation on forward currency contracts
                (Notes 2 and 8)...........................................             --              --                --
                                                                            -------------   -------------     -------------
                Total Assets .............................................    561,439,274     151,451,688       162,738,439
                                                                            -------------   -------------     -------------

LIABILITIES:
        Net unrealized depreciation on forward foreign
                currency contracts (Notes 2 and 8) .......................             --              --                --
        Payable for investments purchased ................................      2,881,451              --         4,996,431
        Payable for foreign currency purchased ...........................             --              --                --
        Payable for shares repurchased ...................................      1,481,458         215,669           290,729
        Payable for variation margin .....................................             --          43,800                --
        Advisory fee payable (Note 3) ....................................        201,136          40,142            53,180
        Accrued expenses and other payables ..............................        124,624          22,416            70,869
                                                                            -------------   -------------     -------------
                Total Liabilities ........................................      4,688,669         322,027         5,411,209
                                                                            -------------   -------------     -------------
NET ASSETS ...............................................................  $ 556,750,605   $ 151,129,661     $ 157,327,230
                                                                            =============   =============     =============

NET ASSETS consist of
        Paid-in capital (Note 6) .........................................  $ 437,517,101   $ 110,117,099     $ 158,224,498
        Undistributed (distribution in excess of) net investment income
          (loss)..........................................................             --           2,814            44,163
        Accumulated (distribution in excess of ) net realized gain (loss)
         on investments sold, foreign currency transactions and futures
           contracts......................................................     16,743,929         301,521        (1,595,143)
        Net unrealized appreciation (depreciation) of investments, assets
         and liabilities in foreign currency and futures contracts .......    102,489,575      40,708,227           653,712
                                                                            -------------   -------------     -------------
TOTAL NET ASSETS .........................................................  $ 556,750,605   $ 151,129,661     $ 157,327,230
                                                                            =============   =============     =============
Shares of beneficial interest outstanding
        (unlimited authorization, no par value) ..........................    238,679,339      69,794,201       145,193,179

NET ASSET VALUE,
        Offering and redemption price per share
        (Net Assets/Shares Outstanding)...................................  $       2.333   $       2.165     $       1.084
                                                                            =============   =============     =============
                                                                               -------------------------------------------
                                                                                      Government               Money
                                                                                         Bond                  Market
                                                                                         Fund                   Fund
                                                                               -------------------------------------------
ASSETS:
        Investments (Note 2):
                Investments at cost ......................................           $  45,688,072          $ 212,390,190
                Net unrealized appreciation (depreciation) ...............                  75,259                     --
                                                                                     -------------          -------------
                 Total investments at value ..............................              45,763,331            212,390,190
        Cash .............................................................                   1,146                104,813
        Foreign currency
                 (Cost and $3,984,676)
                 (Notes 2 and 7) .........................................                      --                     --
        Receivable for investments sold ..................................                  87,797                     --
        Receivable for shares sold .......................................                   1,121              4,222,021
        Receivable for foreign currency sold .............................                      --                     --
        Interest and dividend receivables ................................                 712,864                603,717
        Deferred organizational expense (Note 2) .........................                      --                     --
        Dividend tax reclaim receivables .................................                      --                     --
        Net unrealized appreciation on forward currency contracts
                (Notes 2 and 8)...........................................                      --                     --
                                                                                     -------------          -------------
                Total Assets .............................................              46,566,259            217,320,741
                                                                                     -------------          -------------

LIABILITIES:
        Net unrealized depreciation on forward foreign
                currency contracts (Notes 2 and 8) .......................                      --                     --
        Payable for investments purchased ................................                      --                     --
        Payable for foreign currency purchased ...........................                      --                     --
        Payable for shares repurchased ...................................                 131,242                     --
        Payable for variation margin .....................................                      --                     --
        Advisory fee payable (Note 3) ....................................                  19,918                 49,517
        Accrued expenses and other payables ..............................                  19,168                 15,492
                                                                                     -------------          -------------
                Total Liabilities ........................................                 170,328                 65,009
                                                                                     -------------          -------------
NET ASSETS ...............................................................           $  46,395,931          $ 217,255,732
                                                                                     =============          =============
NET ASSETS consist of
        Paid-in capital (Note 6) .........................................           $  48,892,867          $ 217,292,369
        Undistributed (distribution in excess of) net investment income
          (loss)..........................................................                   5,998                     --
        Accumulated (distribution in excess of ) net realized gain (loss)
           on investments sold, foreign currency transactions and futures
           contracts......................................................              (2,578,193)               (36,637)
        Net unrealized appreciation (depreciation) of investments, assets
         and liabilities in foreign currency and futures contracts .......                  75,259                     --
                                                                                     -------------          -------------
TOTAL NET ASSETS .........................................................           $  46,395,931          $ 217,255,732
                                                                                     =============          =============
Shares of beneficial interest outstanding
        (unlimited authorization, no par value) ..........................              44,802,426            217,292,369

NET ASSET VALUE,
        Offering and redemption price per share (Net Assets/Shares
          Outstanding)....................................................           $       1.036          $       1.000
                                                                                     =============          =============

                       --------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------
          Statements of Operations . For Year Ended December 31, 1996
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                  Select                       Select
                                                                                Aggressive                  International
                                                                                Growth Fund                  Equity Fund
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Interest (Note 2) ................................................     $    459,478                 $     87,896
        Dividends (Note 2) ...............................................        1,370,432                    4,831,333
        Less net foreign taxes withheld ..................................             ----                     (810,066)
                                                                               ------------                 ------------
                Total investment income ..................................        1,829,910                    4,109,163
                                                                               ------------                 ------------

EXPENSES
        Investment advisory fees (Note 3 and 4) ..........................        3,302,349                    1,701,942
        Custodian fees (Note 3) ..........................................           21,136                      285,944
        Fund accounting fees (Note 3) ....................................           57,435                       55,391
        Legal fees .......................................................            1,575                        2,997
        Audit fees .......................................................            7,843                        7,502
        Trustees' fees and expenses (Note 3) .............................           12,799                        1,464
        Reports to shareholders ..........................................          164,543                       40,019
        Amortization of organization costs (Note 2) ......................               --                           --
        Insurance ........................................................            1,376                          243
        Miscellaneous ....................................................            7,578                        2,523
                                                                               ------------                 ------------
                Total expenses before reductions .........................        3,576,634                    2,098,025
                Less reductions (Note 5) .................................               --                      (52,998)
                                                                               ------------                 ------------
                Total expenses net of reductions .........................        3,576,634                    2,045,027
                                                                               ------------                 ------------
NET INVESTMENT INCOME (LOSS)..............................................       (1,746,724)                   2,064,136
                                                                               ------------                 ------------

NET REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS (NOTE 2):
        Net realized gain (loss) on investments sold .....................       30,022,198                    2,126,179
        Net realized gain (loss) on futures contracts ....................               --                           --
        Net realized gain (loss) on foreign currency transactions ........               --                    2,593,779
        Net change in unrealized appreciation (depreciation)
          of assets and liabilities in foreign currency ..................               --                      973,685
        Net change in unrealized appreciation (depreciation)
          of investments and futures contracts ...........................       24,617,401                   28,636,644
                                                                               ------------                 ------------

NET GAIN (LOSS) ON INVESTMENTS............................................       54,639,599                   34,330,287
                                                                               ------------                 ------------

NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM OPERATIONS..................................     $ 52,892,875                 $ 36,394,423
                                                                               ============                 ============

                      See Notes to Financial Statements.
                      ---------------------------------------------------------

-------------------------------------------------------------------------------
                           Allmerica Investment Trust
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                Equity         Investment
                                                                                  Growth        Index         Grade Income
                                                                                   Fund          Fund             Fund
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Interest (Note 2) ................................................      $  1,430,072 $      77,176   $ 10,308,324
        Dividends (Note 2) ...............................................        11,120,758     2,553,104        151,676
        Less net foreign taxes withheld ..................................                --            --             --
                                                                                ------------ -------------   ------------
                Total investment income ..................................        12,550,830     2,630,280     10,460,000
                                                                                ------------ -------------   ------------
EXPENSES
        Investment advisory fees (Note 3 and 4) ..........................         2,163,374       375,619        596,308
        Custodian fees (Note 3) ..........................................            25,018        42,179         17,822
        Fund accounting fees (Note 3) ....................................            60,965        59,244         45,588
        Legal fees .......................................................             1,575         1,575          1,587
        Audit fees .......................................................             8,526         8,665          8,054
        Trustees' fees and expenses (Note 3) .............................            13,207         2,738          4,147
        Reports to shareholders ..........................................           226,351        41,136         88,289
        Amortization of organization costs (Note 2) ......................                --            --             --
        Insurance ........................................................             4,203           736          1,746
        Miscellaneous ....................................................            20,825         2,914          7,886
                                                                                ------------ -------------   ------------
                Total expenses before reductions .........................         2,524,044       534,806        771,427
                Less reductions (Note 5) .................................          (124,205)           --             --
                                                                                ------------ -------------   ------------
                Total expenses net of reductions .........................         2,399,839       534,806        771,427
                                                                                ------------ -------------   ------------
NET INVESTMENT INCOME (LOSS)..............................................        10,150,991     2,095,474      9,688,573
                                                                                ------------ -------------   ------------
NET REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS (NOTE 2):
        Net realized gain (loss) on investments sold .....................        60,695,723     2,577,398        432,085
        Net realized gain (loss) on futures contracts ....................                --       (17,605)            --
        Net realized gain (loss) on foreign currency transactions ........                --            --             --
        Net change in unrealized appreciation (depreciation)
          of assets and liabilities in foreign currency ..................                --            --             --
        Net change in unrealized appreciation (depreciation)
          of investments and futures contracts ...........................        21,064,610    19,381,336     (4,620,200)
                                                                                ------------ -------------   ------------

NET GAIN (LOSS) ON INVESTMENTS............................................        81,760,333    21,941,129     (4,188,115)
                                                                                ------------ -------------   ------------

NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM OPERATIONS..................................      $ 91,911,324 $  24,036,603   $  5,500,458
                                                                                ============ =============   ============
                                                                            Government       Money
                                                                               Bond         Market
                                                                               Fund          Fund
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Interest (Note 2) ................................................  $ 3,029,472  $10,087,550
        Dividends (Note 2) ...............................................       59,201      156,281
        Less net foreign taxes withheld ..................................           --           --
                                                                            -----------  -----------
                Total investment income ..................................    3,088,673   10,243,831
                                                                            -----------  -----------
EXPENSES
        Investment advisory fees (Note 3 and 4) ..........................      235,359      510,258
        Custodian fees (Note 3) ..........................................       11,426       20,630
        Fund accounting fees (Note 3) ....................................       30,838       36,779
        Legal fees .......................................................        1,575        1,349
        Audit fees .......................................................        7,779        7,800
        Trustees' fees and expenses (Note 3) .............................        2,641        5,109
        Reports to shareholders ..........................................       16,544       40,748
        Amortization of organization costs (Note 2) ......................           --           --
        Insurance ........................................................          890        1,311
        Miscellaneous ....................................................        2,173        6,012
                                                                            -----------  -----------
                Total expenses before reductions .........................      309,225      629,996
                Less reductions (Note 5) .................................           --           --
                                                                            -----------  -----------
                Total expenses net of reductions .........................      309,225      629,996
                                                                            -----------  -----------
NET INVESTMENT INCOME (LOSS)..............................................    2,779,448    9,613,835
                                                                            -----------  -----------
NET REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS (NOTE 2):
        Net realized gain (loss) on investments sold .....................     (507,714)     (35,900)
        Net realized gain (loss) on futures contracts ....................           --           --
        Net realized gain (loss) on foreign currency transactions ........           --           --
        Net change in unrealized appreciation (depreciation)
          of assets and liabilities in foreign currency ..................           --           --
        Net change in unrealized appreciation (depreciation)
          of investments and futures contracts ...........................     (764,938)          --
                                                                            -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS............................................   (1,272,652)     (35,900)
                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM OPERATIONS..................................  $ 1,506,796  $ 9,577,935
                                                                            ===========  ===========

-------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         Select Aggressive                 Select International
                                                                            Growth Fund                        Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Years Ended December 31,          Years Ended December 31,
                                                                        1996           1995              1996              1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year .................................   $254,871,723   $136,573,109      $104,312,134     $ 40,497,806
                                                                    ------------   ------------      ------------     ------------
Increase (Decrease) in net assets
resulting from operations:
       Net investment income (loss) ..............................    (1,746,724)      (142,866)        2,064,136        1,129,933
       Net realized gain (loss) on investments sold, foreign
         currency transactions and futures contracts .............    30,022,198     16,028,765         4,719,958           60,433
       Net change in unrealized appreciation (depreciation)
         of investments and assets and liabilities in
         foreign currency ........................................    24,617,401     37,467,083        29,610,329       10,767,415
                                                                    ------------   ------------      ------------     -------------
       Net increase (decrease) in net assets resulting
         from operations .........................................    52,892,875     53,352,982        36,394,423       11,957,781
                                                                    ------------   ------------      ------------     -------------

Distributions to shareholders from:
       Net investment income .....................................            --             --        (2,205,116)        (996,037)
       Disbritution in excess of net investment income ...........            --             --        (2,413,338)              --
       Net realized gain on investments ..........................   (27,969,046)            --          (540,596)        (396,021)
       Distribution in excess of net realized capital gains ......            --             --                --               --
       Return of Capital .........................................            --             --                --               --
                                                                    ------------   ------------      ------------     ------------
         Total Distributions .....................................   (27,969,046)            --        (5,159,050)      (1,392,058)
                                                                    ------------   ------------      ------------     ------------


Capital share transactions:
       Net proceeds from sales of shares .........................   118,694,806     74,888,511       111,783,820       58,476,233
       Issued to shareholders in reinvestment of distributions ...    27,969,046             --         5,159,050        1,392,058
       Cost of shares repurchased ................................   (19,017,371)    (9,942,879)       (5,613,441)      (6,619,686)
                                                                    ------------   ------------      ------------     ------------
         Net increase (decrease) from
          capital share transactions .............................   127,646,481     64,945,632       111,329,429       53,248,605
                                                                    ------------   ------------      ------------     ------------
         Total increase (decrease) in net assets .................   152,570,310    118,298,614       142,564,802       63,814,328
                                                                    ------------   ------------      ------------     ------------

NET ASSETS at end of year (including line A) ....................   $407,442,033   $254,871,723      $246,876,936     $104,312,134
                                                                    ============   ============      ============     ============

(A) Undistributed (distribution in excess of)
         net investment income (loss)                               $         --   $        --       $    180,441     $    140,980
                                                                    ============   ============      ============     ============

OTHER INFORMATION:
Share transactions:
       Sold ......................................................    58,055,566     46,078,409        91,002,428       54,922,638
       Issued to shareholders in reinvestment of distributions ...    13,670,395             --         3,819,374        1,229,509
       Repurchased ...............................................    (9,614,883)    (5,889,973)       (4,536,939)      (6,387,844)
                                                                    ------------   ------------      ------------     ------------
         Net increase (decrease) in shares outstanding ...........    62,111,078     40,188,436        90,284,863       49,764,303
                                                                    ============   ============      ============     ============

                      See Notes to Financial Statements.
                      ---------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Equity Index
                                                                                Growth Fund                 Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                          Years Ended December 31,  Years Ended December 31,
                                                                           1996            1995      1996          1995
-------------------------------------------------------------------------------------------------- -------------------------
NET ASSETS at beginning of year .................................      $444,870,953   $335,713,593 $ 90,888,716  $ 52,245,669
                                                                       ------------   ------------ ------------  ------------
Increase (Decrease) in net assets
resulting from operations:
       Net investment income (loss) ..............................       10,150,991      9,171,079    2,095,474     1,369,327
       Net realized gain (loss) on investments sold, foreign
         currency transactions and futures contracts .............       60,695,723     34,330,359    2,559,793     1,875,586
       Net change in unrealized appreciation (depreciation)
         of investments and assets and liabilities in
         foreign currency ........................................       21,064,610     66,369,242   19,381,336    17,718,754
                                                                       ------------   ------------ ------------  ------------
       Net increase (decrease) in net assets resulting
         from operations .........................................       91,911,324    109,870,680   24,036,603    20,963,667
                                                                       ------------   ------------ ------------  ------------

Distributions to shareholders from:
       Net investment income .....................................      (10,182,273)    (9,094,592)  (2,092,660)   (1,369,327)
       Disbritution in excess of net investment income ...........               --             --           --            --
       Net realized gain on investments ..........................      (49,801,860)   (33,688,107)  (2,189,067)   (1,848,982)
       Distribution in excess of net realized capital gains ......               --             --           --       (69,205)
       Return of Capital .........................................               --             --           --    (2,614,356)
                                                                       ------------   ------------ ------------  ------------
         Total Distributions .....................................      (59,984,133)   (42,782,699)  (4,281,727)   (5,901,870)
                                                                       ------------   ------------ ------------  ------------


Capital share transactions:
       Net proceeds from sales of shares .........................       37,725,612     37,306,107   49,502,418    19,845,741
       Issued to shareholders in reinvestment of distributions ...       59,984,133     42,782,699    4,281,727     5,901,870
       Cost of shares repurchased ................................      (17,757,284)   (38,019,427) (13,298,076)   (2,166,361)
                                                                       ------------   ------------ ------------  ------------
         Net increase (decrease) from
           capital share transactions ............................       79,952,461     42,069,379   40,486,069    23,581,250
                                                                       ------------   ------------ ------------  ------------
         Total increase (decrease) in net assets .................      111,879,652    109,157,360   60,240,945    38,643,047
                                                                       ------------   ------------ ------------  ------------

NET ASSETS at end of year (including line A) ....................      $556,750,605   $444,870,953 $151,129,661  $ 90,888,716
                                                                       ============   ============ ============  ============
(A) Undistributed (distribution in excess of)
         net investment income (loss) ...........................      $         --   $     45,614 $      2,814  $         --
                                                                       ============   ============ ============  ============

OTHER INFORMATION:
Share transactions:
       Sold ......................................................       16,203,094     17,727,581   24,895,979    11,793,073
       Issued to shareholders in reinvestment of distributions ...       25,711,571     19,780,330    2,041,373     3,680,017
       Repurchased ...............................................       (7,659,186)   (18,183,452)  (6,883,771)   (1,326,802)
                                                                       ------------   ------------ ------------  ------------
         Net increase (decrease) in shares outstanding ...........       34,255,479     19,324,459   20,053,581    14,146,288
                                                                       ============   ============ ============  ============

-----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------

                                                                          Investment Grade                       Government
                                                                            Income Fund                          Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Years Ended December 31,           Years Ended December 31,
                                                                         1996           1995              1996             1995
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of year .................................   $141,625,380   $109,971,914      $ 45,778,124     $ 42,078,279
                                                                    ------------   ------------      ------------     ------------

Increase (Decrease) in net assets resulting from operations:
       Net investment income (loss) ..............................     9,688,573      8,314,663         2,779,448        2,436,231
       Net realized gain (loss) on investments sold ..............       432,085      1,260,297          (507,714)        (120,017)
       Net change in unrealized appreciation
          (depreciation) of investments ..........................    (4,620,200)    10,604,245          (764,938)       2,762,902
                                                                    ------------   ------------      ------------     ------------
       Net increase (decrease) in net assets resulting
          from operations ........................................     5,500,458     20,179,205         1,506,796        5,079,116
                                                                    ------------   ------------      ------------     ------------

Distributions to shareholders from:
       Net investment income .....................................    (9,688,573)    (8,314,663)       (2,778,718)      (2,436,231)
       Distribution in excess of net investment income ...........       (34,833)       (60,477)               --          (30,980)
       Net realized gain on investments ..........................            --             --                --               --
       Distribution in excess of net realized capital gains ......            --             --                --               --
       Return of capital .........................................            --             --                --               --
                                                                    ------------   ------------      ------------     ------------
          Total distributions ....................................    (9,723,406)    (8,375,140)       (2,778,718)      (2,467,211)
                                                                    ------------   ------------      ------------     ------------

Capital share transactions:
       Net proceeds from sales of shares .........................    19,642,102     22,835,470        12,572,808       10,666,760
       Issued to shareholders in reinvestment of distributions ...     9,723,406      8,375,140         2,778,718        2,467,211
       Cost of shares repurchased ................................    (9,440,710)   (11,361,209)      (13,461,797)     (12,046,031)
                                                                    ------------   ------------      ------------     ------------
         Net increase (decrease) from
           capital share transactions ............................    19,924,798     19,849,401         1,889,729        1,087,940
                                                                    ------------   ------------      ------------     ------------
         Total increase (decrease) in net assets..................    15,701,850     31,653,466           617,807        3,699,845
                                                                    ------------   ------------      ------------     ------------

NET ASSETS at the end of year (including line A) ................   $157,327,230   $141,625,380      $ 46,395,931     $ 45,778,124
                                                                    ============   ============      ============     ============

(A) Undistributed (distributions in excess of)
       net investment income (loss) ..............................  $     44,163   $         --      $      5,998     $         --
                                                                    ============   ============      ============     ============


OTHER INFORMATION:
Share transactions:
       Sold ......................................................    18,013,400     21,051,754        11,938,486       10,156,583
       Issued to shareholders in reinvestment of distributions ...     9,040,646      7,702,823         2,690,564        2,365,698
       Repurchased ...............................................    (8,682,856)   (10,574,133)      (12,948,203)     (11,623,145)
                                                                    ------------   ------------      ------------     ------------
         Net increase (decrease) in shares outstanding ...........    18,371,190     18,180,444         1,680,847          899,136
                                                                    ============   ============      ============     ============

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------
                                                                                    Money Market
                                                                                        Fund
------------------------------------------------------------------------------------------------------------
                                                                               Years Ended December 31,
                                                                              1996                  1995
------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year .................................        $155,211,174          $ 95,991,332
                                                                         ------------          ------------

Increase (Decrease) in net assets resulting from operations:
       Net investment income (loss) ..............................          9,613,835             7,715,400
       Net realized gain (loss) on investments sold ..............            (35,900)                 (390)
       Net change in unrealized appreciation
          (depreciation) of investments ..........................                 --                    --
                                                                         ------------          ------------
       Net increase (decrease) in net assets resulting
          from operations ........................................          9,577,935             7,715,010
                                                                         ------------          ------------

Distributions to shareholders from:
       Net investment income .....................................         (9,613,835)           (7,715,400)
       Distribution in excess of net investment income ...........                 --                    --
       Net realized gain on investments ..........................                 --                    --
       Distribution in excess of net realized capital gains ......                 --                    --
       Return of capital .........................................                 --                    --
                                                                         ------------          ------------
          Total distributions ....................................         (9,613,835)           (7,715,400)
                                                                         ------------          ------------

Capital share transactions:
       Net proceeds from sales of shares .........................        189,973,951           178,261,897
       Issued to shareholders in reinvestment of distributions ...          9,613,835             7,715,400
       Cost of shares repurchased ................................       (137,507,328)         (126,757,065)
                                                                         ------------          ------------
         Net increase (decrease) from
           capital share transactions ............................         62,080,458            59,220,232
                                                                         ------------          ------------
         Total increase (decrease) in net assets..................         62,044,558            59,219,842
                                                                         ------------          ------------

NET ASSETS at the end of year (including line A) ................        $217,255,732          $155,211,174
                                                                         ============          ============

(A) Undistributed (distributions in excess of)
       net investment income (loss) ..............................       $         --          $         --
                                                                         ============          ============

OTHER INFORMATION:
Share transactions:
       Sold ......................................................        189,973,951           178,261,897
       Issued to shareholders in reinvestment of distributions ...          9,613,835             7,715,400
       Repurchased ...............................................       (137,507,328)         (126,757,065)
                                                                         ------------          ------------
         Net increase (decrease) in shares outstanding ...........         62,080,458            59,220,232
                                                                         ============          ============

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------

                             Income from Investment Operations
                      ----------------------------------------------
                                                      Net Realized
                           Net                            and
                          Asset                       Unrealized
                          Value            Net        Gain (Loss)     Total from
 Year Ended              Beginning      Investment         on         Investment
 December 31             of Year        Income(2)     Investments     Operations
------------            ---------     -----------    ------------     ----------
Select Aggressive
Growth Fund (1)
    1996                $ 1.848       $ (0.009)      $  0.351        $  0.342
    1995                  1.397         (0.001)         0.452           0.451
    1994                  1.431         (0.002)        (0.032)         (0.034)
    1993                  1.197          0.001          0.234           0.235
    1992                  1.000          0.001          0.197           0.198

Select International
Equity Fund (1)
     1996                  1.136          0.011          0.238           0.249
     1995                  0.963          0.013          0.176           0.189
     1994                  1.000          0.003         (0.038)         (0.035)

Growth
 Fund
     1996                  2.176          0.047          0.386           0.433
     1995                  1.814          0.049          0.539           0.588
     1994                  1.939          0.043         (0.041)          0.002
     1993                  2.034          0.039          0.095           0.134
     1992                  1.976          0.034          0.105           0.139

Equity Index
Fund
     1996                  1.827          0.035          0.370           0.405
     1995                  1.468          0.035          0.474           0.509
     1994                  1.505          0.033         (0.018)          0.015
     1993                  1.409          0.032          0.102           0.134
     1992                  1.354          0.030          0.066           0.096


      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
                                        Less Distributions
                       -----------------------------------------------
                                                                                                        Net
                                          Distributions                                              Increase
                           Dividends         from Net                                               (Decrease)
                            from Net         Realized    Distributions                                  in
Year Ended                 Investment       Capital           in         Return of      Total        Net Asset
December 31,                Income            Gains         Excess        Capital    Distributions     Value
-----------               ---------        ----------     -----------    ---------   ------------    ---------
Select Aggressive
Growth Fund (1)
  1996                    $     --         $ (0.153)      $     --       $    --      $ (0.153)      $ 0.189
  1995                          --               --             --            --            --         0.451
  1994                          --               --             --            --            --        (0.034)
  1993                      (0.001)              --             --            --        (0.001)        0.234
  1992                      (0.001)              --             --            --        (0.001)        0.197

Select International
Equity Fund (1)
  1996                      (0.012)          (0.003)        (0.014)(4)        --        (0.029)        0.220
  1995                      (0.011)          (0.005)            --            --        (0.016)        0.173
  1994                      (0.001)          (0.001)            --            --        (0.002)       (0.037)

Growth
Fund
  1996                      (0.048)          (0.228)            --            --        (0.276)        0.157
  1995                      (0.049)          (0.177)            --            --        (0.226)        0.362
  1994                      (0.043)          (0.084)            --            --        (0.127)       (0.125)
  1993                      (0.039)          (0.180)            --        (0.010)       (0.229)       (0.095)
  1992                      (0.034)          (0.047)            --            --        (0.081)        0.058

Equity Index
Fund
  1996                      (0.035)          (0.032)            --            --        (0.067)        0.338
  1995                      (0.035)          (0.047)        (0.002)(3)    (0.066)       (0.150)        0.359
  1994                      (0.033)          (0.019)            --            --        (0.052)       (0.037)
  1993                      (0.031)          (0.007)            --            --        (0.038)        0.096
  1992                      (0.031)          (0.010)            --            --        (0.041)        0.055


-----------------------------------
*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses (see Note 5 of Notes to Financial
     Statements).
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select International Fund commenced operations on May 2, 1994.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; $0.046 in 1996 and $0.038 in 1993 for Growth Fund; and $0.031 in 1993, and $0.028 in 1992 for Equity Index Fund.
(3)  Distributions in Excess of Net Realized Capital Gains.
(4)  Distributions in Excess of Net Investment Income.



                                        See Notes to Financial Statements.
                                        ----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                        ----------------------------------------------------------------------------------
                                                              Ratios To Average Net Assets
                                      --------------------------------------------------------

     Net Asset          Net Assets
       Value              End of         Net                                                      Portfolio    Average
      End of    Total      Year       Investment         Operating Expenses      Management Fee   Turnover   Commissions
       Year    Return    (000's)        Income           (A)     (B)     (C)     Gross      Net     Rate      Rate/(D)/
    ---------  ------   ----------    ----------        -----   -----   -----    ------    ------ ---------  -----------
    $ 2.037    18.55%    $407,442      (0.53)%          1.08%   1.08%   1.08%     1.00%     1.00%   113%      $ 0.0597
      1.848    32.28%     254,872      (0.07)%          1.09%     --    1.09%     1.00%     1.00%   104%            --
      1.397    (2.31)%    136,573      (0.21)%          1.16%     --    1.16%     1.00%     1.00%   100%            --
      1.431    19.51%      66,251       0.10%           1.19%     --    1.23%     1.00%     0.96%    76%            --
      1.197    19.85%**     9,270       0.34%*          1.35%*    --    1.88%*     N/A       N/A     33%            --



      1.356    21.94%     246,877       1.22%           1.20%   1.23%   1.23%     1.00%     1.00%    18%        0.0248
      1.136    19.63%     104,312       1.68%           1.24%     --    1.24%     1.00%     1.00%    24%            --
      0.963    (3.49)%**   40,498       0.87%*          1.50%*    --    1.78%*    1.00%*    0.72%*   19%            --



      2.333    20.19%     556,751       2.04%           0.48%   0.51%   0.51%     0.44%     0.44%    72%        0.0576
      2.176    32.80%     444,871       2.34%           0.54%     --    0.54%     0.46%     0.46%    64%            --
      1.814     0.16%     335,714       2.25%           0.56%     --    0.56%     0.48%     0.48%    46%            --
      1.939     6.66%     338,545       1.92%           0.54%     --    0.55%     0.49%     0.48%    42%            --
      2.034     7.11%     270,828       1.85%           0.58%     --    0.58%      N/A       N/A     19%            --



      2.165    22.30%     151,130       1.79%           0.46%   0.46%   0.46%     0.32%     0.32%    12%        0.0395
      1.827    36.18%      90,889       1.96%           0.55%     --    0.55%     0.34%     0.34%     8%            --
      1.468     1.06%      52,246       2.25%           0.57%     --    0.57%     0.35%     0.35%     7%            --
      1.505     9.53%      42,842       2.28%           0.57%     --    0.63%     0.35%     0.29%     4%            --
      1.409     7.25%      22,393       2.47%           0.57%     --    0.75%      N/A       N/A      6%            --


----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
                 Income from Investment Operations                            Less Distributions
          ----------------------------------------------   -----------------------------------------------
                                 Net Realized                                                                               Net
             Net                     and                               Distributions                                      Increase
 Year       Asset                 Unrealized                Dividends     from Net                                       (Decrease)
Ended       Value         Net     Gain (Loss) Total from     from Net     Realized  Distributions                            in
Decem-    Beginning   Investment      on      Investment    Investment   Capital         in       Return of    Total      Net Asset
ber 31     of Year   Income/(1)/ Investments  Operations     Income        Gains       Excess      Capital  Distributions   Value
-------   ---------  ----------- ------------ ----------   ---------    ----------   -----------  --------- ------------  ---------
Investment
  Grade
 Income
  Fund
  1996    $ 1.117    $  0.070    $ (0.033)    $  0.037     $ (0.070)    $     --     $     --      $   --    $ (0.070)    $(0.033)
  1995      1.012       0.071       0.106        0.177        0.071           --       (0.001)/(2)/    --      (0.072)      0.105
  1994      1.111       0.066      (0.099)      (0.033)      (0.066)          --           --          --      (0.066)     (0.099)
  1993      1.074       0.065       0.049        0.114       (0.065)      (0.012)          --          --      (0.077)      0.037
  1992      1.085       0.075       0.013        0.088       (0.075)      (0.024)          --          --      (0.099)     (0.011)

Government
Bond Fund
  1996      1.062       0.062      (0.026)       0.036       (0.062)          --           --          --      (0.062)     (0.026)
  1995      0.997       0.062       0.066        0.128       (0.062)          --       (0.001)/(2)/    --      (0.063)      0.065
  1994      1.070       0.063      (0.073)      (0.010)      (0.063)          --           --          --      (0.063)     (0.073)
  1993      1.051       0.055       0.024        0.079       (0.055)      (0.003)          --      (0.002)     (0.060)      0.019
  1992      1.047       0.057       0.009        0.066       (0.057)      (0.005)          --          --      (0.062)      0.004

 Money
Market
 Fund
  1996      1.000       0.052          --        0.052       (0.052)          --           --          --      (0.052)         --
  1995      1.000       0.057          --        0.057       (0.057)          --           --          --      (0.057)         --
  1994      1.000       0.039          --        0.039       (0.039)          --           --          --      (0.039)         --
  1993      1.000       0.030          --        0.030       (0.030)          --           --          --      (0.030)         --
  1992      1.000       0.037          --        0.037       (0.037)          --           --          --      (0.037)         --

-----------------------------------
(A)    Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses (See Note 5 of Notes to Financial Statements).
(C)    Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) Net investment income per share before reimbursement of fees by the investment adviser were $0.065 in 1993 for Investment Grade Income Fund; $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993 for Money Market Fund.
(2)    Distributions in Excess of Net Investment Income.


                                        See Notes to Financial Statements.
                                        ----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
                        -----------------------------------------------------------------------------------
                                                         Ratios To Average Net Assets
                                     ---------------------------------------------------------

     Net Asset          Net Assets
       Value              End of         Net                                                      Portfolio    Average
      End of    Total      Year       Investment         Operating Expenses      Management Fee   Turnover   Commissions
       Year    Return    (000's)        Income           (A)     (B)     (C)     Gross      Net     Rate       Rate(D)
    ---------  ------   ----------    ----------        -----   -----   -----    ------    ------ ---------  -----------
    $ 1.084     3.56%    $157,327       6.50%           0.52%   0.52%   0.52%     0.40%     0.40%   108%            --
      1.117    17.84%     141,625       6.66%           0.53%     --    0.53%     0.41%     0.41%   126%            --
      1.012    (2.96)%    109,972       6.25%           0.58%     --    0.58%     0.42%     0.42%   129%            --
      1.111    10.80%     107,124       6.16%           0.54%     --    0.55%     0.45%     0.44%    55%            --
      1.074     8.33%      52,874       7.25%           0.59%     --    0.59%      N/A       N/A     71%            --


      1.036     3.51%      46,396       5.90%           0.66%   0.66%   0.66%     0.50%     0.50%   112%            --
      1.062    13.06%      45,778       5.91%           0.69%     --    0.69%     0.50%     0.50%   180%            --
      0.997    (0.88)%     42,078       5.60%           0.70%     --    0.70%     0.50%     0.50%   106%            --
      1.070     7.51%      77,105       5.51%           0.61%     --    0.62%     0.50%     0.49%    35%            --
      1.051     6.59%      33,689       6.13%           0.68%     --    0.69%      N/A       N/A     67%            --


      1.000     5.36%     217,256       5.22%           0.34%   0.34%   0.34%     0.28%     0.28%    N/A            --
      1.000     5.84%     155,211       5.68%           0.36%     --    0.36%     0.29%     0.29%    N/A            --
      1.000     3.93%      95,991       3.94%           0.45%     --    0.45%     0.31%     0.31%    N/A            --
      1.000     3.00%      71,052       2.95%           0.42%     --    0.43%     0.32%     0.31%    N/A            --
      1.000     3.78%      64,506       3.65%           0.44%     --    0.44%      N/A       N/A     N/A            --



----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------


                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select International Equity, Growth, Equity Index, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios") only.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity Fund may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Purchases and sales of forward foreign currency contracts are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupton bonds, stepped-coupon bonds and payment in kind bonds, are accreted. Dividend income is recorded on the ex-dividend date.


                                        ----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------


                    NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio for the year ended December 31, 1996.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Equity Index, Investment Grade Income, and Government Bond Funds, and annually for the Select International Equity and Select Aggressive Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: Each Portfolio except the Money Market Fund may from time to time purchase securities on a forward commitment basis. Debt securities are often issued on this basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. During the period between purchase and settlement, typically no payment is made by a Portfolio and no interest accrues to the Portfolio. The market value of forward commitments may be more or less than the purchase price payable at settlement date.


-----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------


                    NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY, ADMINISTRATION
   AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedule:

                             Percentage of Average Daily Net Asset Value

                                  First            Next        On the
Portfolio                     $50,000,000     $200,000,000    Remainder
------------------------------------------------------------------------
Select Aggressive Growth         1.00%            1.00%         1.00%
Select International Equity      1.00%            1.00%         1.00%
Growth                           0.60%            0.50%         0.35%
Equity Index                     0.35%            0.30%         0.25%
Investment Grade Income          0.50%            0.35%         0.25%
Government Bond                  0.50%            0.50%         0.50%
Money Market                     0.35%            0.25%         0.20%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Aggressive Growth        Nicholas-Applegate Capital Management
   Select International Equity     Bank of Ireland Asset Management
   Growth                          Miller Anderson & Sherrerd, LLP
   Equity Index                    Allmerica Asset Management, Inc.
   Investment Grade Income         Allmerica Asset Management, Inc.
   Government Bond                 Allmerica Asset Management, Inc.
   Money Market                    Allmerica Asset Management, Inc.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.


4. REIMBURSEMENT OF EXPENSES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity Fund - 1.50%, Select Aggressive Growth Fund - 1.35%, Growth Fund - 1.20%, Equity Index Fund - 0.60%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00% and Money Market Fund - 0.60%), the Manager will bear such expenses directly or reduce its compensation from the Portfolios by the excess of the stated expense limitations. Expense limitations may be removed or revised without prior notice to existing shareholders. The Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitations.

                                        ----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------


                    NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

5. REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6. SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7. FOREIGN SECURITIES

Each Portfolio, except Government Bond Fund, Investment Grade Income Fund and Money Market Fund, may purchase securities of foreign issuers. Investing in such securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. The Investment Grade Income Fund may not invest in foreign securities other than obligations issued by the government of Canada and its political subdivisions.

8. FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency and futures contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of foreign currency relative to the U.S. dollar.

----------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------


                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds and is not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company and Allmerica Investment Trust which include important information related to charges and expenses.


                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica IRA contracts. Separate account financial statements will no longer be provided in the annual report. If you would like to receive separate account financial statements as of December 31, 1996, they may be obtained from Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, 1-800-828-0540, extension 201.


                                           -------------------------------------

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees and Shareholders
of the Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Aggressive Growth Fund, Select International Equity Fund, Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund, and Money Market Fund (each a portfolio series of the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
February 14, 1997

----------------------------------------

                      This page left blank intentionally.

                                 Allmerica IRA

           Allmerica IRA is issued by First Allmerica Financial Life
      Insurance Company and is distributed by Allmerica Investments, Inc.
         To be preceded or accompanied by the current fund prospectus.
                      Read it carefully before investing.

                  [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

               First Allmerica Financial Life Insurance Company
            Allmerica Financial Life Insurance and Annuity Company
                    (licensed in all states except NY & HI)
                         Allmerica Trust Company, N.A.
                          Allmerica Investments, Inc.
                 Allmerica Investment Management Company, Inc.
                       Allmerica Asset Management, Inc.
                 Allmerica Property & Casulty Companies, Inc.
                         The Hanover Insurance Company
                    Sterling Risk Management Services, Inc.
                             Citizens Corporation
                     Citizens Insurance Company of America
                                  AMGRO, Inc.

              440 Lincoln Street, Worchester, Massachusetts 01653




10070  12/96                                         Printed on Recycled Paper